UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10551

Nuveen New Jersey Dividend Advantage Municipal Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
April 30, 2012

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ

Nuveen New Jersey Municipal Value Fund
NJV

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY

Nuveen Pennsylvania Municipal Value Fund
NPN

April

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	13

Common Share Dividend and Price Information	15

Performance Overviews	17

Shareholder Meeting Report	27

Report of Independent Registered Public Accounting Firm	31

Portfolios of Investments	32

Statement of Assets and Liabilities	94

Statement of Operations	96

Statement of Changes in Net Assets	98

Statement of Cash Flows	102

Financial Highlights	105

Notes to Financial Statements	118

Annual Investment Management Agreement Approval Process	133

Board Members and Officers	142

Reinvest Automatically, Easily and Conveniently	147

Glossary of Terms Used in this Report	149

Additional Fund Information	155

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
June 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Municipal Value Fund (NPN)

Portfolio manager Paul Brennan reviews economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul, who joined Nuveen in 1997 with six years of previous investment experience, assumed portfolio management responsibility for these Funds in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended April 30, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its April 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

of positive growth. The Consumer Price Index (CPI) rose 2.3% year-over-year as of April 2012, the lowest 12-month rate of change since February 2011, while the core CPI (which excludes food and energy) also increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.1% in April 2012, the lowest level since January 2009, down from 9.0% in April 2011. However, some of this drop can be attributed to an increased number of discouraged workers leaving the labor market, rather than a significant gain in the number of new jobs. The housing market continued to be the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended March 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 2.6%, as housing prices hit their lowest levels since mid-2002, down approximately 35% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and lower yields. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance was due in part to the continuing impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen more borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates. While this refunding activity did not add to municipal supply, it provided additional technical support for the municipal market.

Over the twelve months ended April 30, 2012, municipal bond issuance nationwide totaled $345 billion, a decrease of 5% compared with issuance during the twelve-month period ended April 30, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

6	Nuveen Investments

How were economic and market conditions in New Jersey and Pennsylvania?

Although New Jersey’s recession was milder than that of the nation as a whole, its subsequent economic recovery has been slow. Weakness in the financial services and manufacturing sectors, along with cutbacks in public sector employment, continued to weigh on the state. Together, these three sectors accounted for almost 30% of the state’s employment. However, New Jersey continued to benefit from a highly diverse industrial base, including professional and business services, health care and retail trade, and improved hiring in these sectors helped to diminish the downside risk to the state’s recovery. In April 2012, New Jersey’s jobless rate was 9.1%, down from 9.3% in April 2011, but above the national rate of 8.1%. According to Moody’s, the state’s economic performance is projected to slightly lag the nation as a whole over the short term, due in part to its high cost structure and slow population growth. New Jersey’s $29.7 billion budget for fiscal 2012, which was enacted in June 2011, held total spending to about the same level as fiscal 2011 and contained no new taxes. Legislation adopted at the same time as the 2012 budget restructured benefit programs for state employees, including raising the retirement age, increasing employee contributions to pensions, suspending cost-of-living increases on pensions and requiring state employees to pay a portion of their health care premiums. The proposed $32.1 billion state budget for fiscal 2013, which was introduced in February 2012, increased spending in several areas, including higher education and aid to local schools. The budget proposal also included an across-the-board 10% cut in the state income tax that would be phased in over three years beginning January 1, 2013. In April 2011, Moody’s lowered its credit rating on New Jersey general obligation debt to Aa3 from Aa2, citing depleted reserves, New Jersey’s high debt burden, and poorly funded state retirement plans. As of April 2012, S&P maintained a rating of AA- on New Jersey debt. For the twelve months ended April 30, 2012, municipal issuance in New Jersey totaled $9.5 billion, a decrease of 30% from the previous twelve months.

During this period, Pennsylvania’s economic recovery continued, but remained somewhat tenuous. The commonwealth’s rebound has been uneven, as much of the strength centered in Pittsburgh has been offset by weakness in Philadelphia, while Harrisburg continued to try to work its way back to financial solvency. According to Moody’s, education and health services remained Pennsylvania’s largest employment sector at 20%, compared with 15% for the nation as a whole, and the commonwealth’s strong roster of leading educational institutions continued to be one of its chief strengths. Manufacturing represented another 10% of employment, down from previous levels. In April 2012, the Philadelphia Federal Reserve Bank reported that its general business activity index had dropped into negative territory, indicating contraction in the region’s manufacturing sector, which covers factories in eastern Pennsylvania and southern New Jersey. Weaker global economic conditions could continue to impact the commonwealth’s manufacturing sector. In April 2012, the unemployment rate in Pennsylvania was 7.4%, the lowest since March 2009, down from 7.9% in April 2011. During the balance of 2012, the commonwealth’s economy was projected to strengthen, but lag the nation as a whole over the short term, due to cuts in government spending and employment and aging

Nuveen Investments	7

infrastructure. Pennsylvania’s $27.1 billion general fund budget for fiscal 2012, which was enacted in June 2011, was balanced through cuts in K-12 education aid and higher education funding and included tuition increases for state universities. The proposed fiscal 2013 state budget, introduced in February 2012, was in line with the fiscal 2012 budget and included no new taxes. The budget proposal contained costs by consolidating various human services programs and streamlining economic development programs. Although Pennsylvania has a history of relatively conservative debt management practices, the commonwealth was slated to increase state pension funding, which could put additional pressure on its fiscal condition. As of April 2012, Pennsylvania’s general obligation debt continued to hold credit quality ratings of Aa1 with a negative outlook from Moody’s and AA with a stable outlook from S&P. For the twelve months ended April 30, 2012, $13.9 billion in municipal bonds were issued in the commonwealth, a decline of 11% versus the previous twelve months.

What key strategies were used to manage these Funds during this reporting period?

As previously discussed, municipal bond prices generally rallied during this period in an environment of lower yields and strong demand. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

During this period, we found value in several areas of the market, with an emphasis on the tax-supported sector and essential services revenue bonds. In both the New Jersey and Pennsylvania Funds, this included general obligation bonds and health care credits, while we also added water and sewer, toll road and other revenue bonds to the Pennsylvania Funds. Most of the Funds focused on purchasing bonds with intermediate and longer maturities in order to take advantage of attractive yields at the longer end of the yield curve. The purchase of longer bonds also provided some protection for the Funds’ duration and yield curve positioning. In general, many of our purchases during this period focused on bonds rated A.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. The increased number of refinancings provided a meaningful source of liquidity, which we often reinvested in the new credits issued to replace the refunded bonds as a way of maintaining our exposure to those borrowers. Some of the Funds also took advantage of strong bids to pare holdings of pre-refunded bonds. In NJV, we also sold some longer bonds and reinvested the proceeds in bonds with shorter maturities as part of our efforts to reduce this Fund’s interest rate sensitivity and align its duration profile more closely with that of the other New Jersey Funds.

As of April 30, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. Late in 2011, we found it

8	Nuveen Investments

advantageous to terminate NPN’s inverse floating rate trust (which contained New York City water bonds) and modify the Fund’s position using bonds from several sectors, primarily tax-supported, that offered appealing valuations and shorter average durations. This accomplished two objectives for the Fund: It reduced NPN’s interest rate sensitivity by shortening its duration and bringing it more in line with the other Pennsylvania Funds, and it eliminated an out-of-state holding from the Fund. NPN subsequently added a new, but smaller, inverse floating rate trust funded with Pennsylvania bonds.

How did the Funds perform during the twelve-month period ended April 30, 2012?

Individual results for the Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 4/30/12

Fund	1-Year	5-Year	10-Year
New Jersey Funds
NQJ	18.41%	6.17%	6.46%
NNJ	18.03%	6.30%	6.29%
NXJ	19.09%	6.01%	6.66%
NUJ	18.82%	6.03%	6.82%
NJV*	18.43%	N/A	N/A

Standard & Poor’s (S&P) New Jersey Municipal Bond Index**	13.21%	5.35%	5.56%
Standard & Poor’s (S&P) Municipal Bond Index**	11.89%	5.26%	5.42%
Lipper Other States Municipal Debt Funds Classification Average**	17.77%	5.77%	6.46%

Pennsylvania Funds
NQP	18.88%	6.45%	6.66%
NPY	18.63%	6.19%	6.40%
NXM	17.37%	6.04%	7.01%
NVY	15.01%	5.85%	6.67%
NPN*	15.89%	N/A	N/A

Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index**	11.36%	5.37%	5.43%
Standard & Poor’s (S&P) Municipal Bond Index**	11.89%	5.26%	5.42%
Lipper Other States Municipal Debt Funds Classification Average**	17.77%	5.77%	6.46%

For the twelve months ended April 30, 2012, the total returns on common share net asset value (NAV) for the New Jersey and Pennsylvania Funds exceeded the returns for their respective state’s S&P Municipal Bond Index as well as the S&P Municipal Bond Index. For the same period, NQJ, NNJ, NXJ, NUJ, NJV, NQP and NPY outperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average, while NXM, NVY and NPN trailed this Lipper average. Shareholders should note that the performance of the Lipper Other States classification average represents the overall

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Unlike the other eight Funds in this report, NJV and NPN do not use regulatory leverage.

**	Refer to Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the performance of NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY. (NJV and NPN do not use regulatory leverage). Leverage is discussed in more detail later in this report.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Among these Funds, NXJ and NQP were the most advantageously positioned in terms of duration and yield curve, with better exposure to the longer parts of the curve that performed well.

While both NJV and NPN benefited from the longer durations typical of newer Funds that were more recently invested in long-term bonds, during this period we worked to rein in their durations in order to reduce their interest rate sensitivity and align them more strategically with the other New Jersey and Pennsylvania Funds. Reducing their durations during this period had some impact on their performance, as the market continued to rally after our duration repositioning. In NJV, this was offset by stronger security selection. In contrast, NVY, which was introduced in March 2002, has reached the ten-year point of the bond market cycle when holdings of bonds with short call dates typically increase. This greater exposure to the shorter end of the yield curve hampered NVY’s performance during this period. Overall, variations in duration and yield curve positioning among the Funds accounted for many of the differences in performance.

Credit exposure was also an important factor in the Funds’ performance during these twelve months, as lower-quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the performance of these Funds benefited from their emphasis on

10	Nuveen Investments

the lower-rated credit spectrum, with all of the Funds having double-digit weightings of bonds rated BBB.

Holdings that generally made positive contributions to the Funds’ returns during this period included health care (including hospitals), transportation and education credits. These Funds, particularly NUJ, NJV, NPY and NPN, had strong weightings in health care bonds, especially in issues rated A and lower, which performed very well during this period. Tobacco bonds backed by the 1998 master settlement agreement also were one of the top performing market segments, as these bonds benefited from several market developments, including increased demand for higher-yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including New Jersey and Pennsylvania, stand to receive increased payments from the tobacco companies. As of April 30, 2012, the New Jersey Funds had allocations in tobacco bonds. The Pennsylvania Funds, with the exception of NPN, did not hold any tobacco bonds, primarily due to the fact that Pennsylvania has not issued any tobacco settlement credits. NPN had a portion of its portfolio in tobacco bonds issued by the District of Columbia.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2012, NPY had the heaviest weightings in pre-refunded bonds among these Funds, which detracted from its performance. General obligation (GO) bonds and utilities and housing credits also lagged the performance of the general municipal market for this period.

Another important factor regarding the Pennsylvania Funds involves the commonwealth’s capital city of Harrisburg. On October 11, 2011, the Harrisburg City Council voted to file for bankruptcy. Harrisburg’s financial problems stem from a failed waste-to-energy incinerator project originally built in the 1970s. Even though the incinerator was plagued by operating and environmental problems from the start, the city chose to issue debt to expand and retrofit the plant in 2003, guaranteeing over $300 million in bonds, with additional backing from Dauphin County and Assured Guaranty, a municipal bond insurer. With the incinerator operating at a deficit, Harrisburg decided in early 2010 to stop funding the incinerator debt, leaving the county and insurer to pay. This situation

Nuveen Investments	11

was further compounded by Harrisburg’s generally weak financial profile, which necessitated a loan from the Commonwealth of Pennsylvania in the fall of 2010 to help the city avoid a default on its GO debt. A federal judge subsequently ruled that, under Pennsylvania law, Harrisburg could not file for bankruptcy, paving the way for the commonwealth to take over the city’s finances. A financial receiver was appointed and confirmed, and the fiscal recovery plan, which includes the proposed sale or lease of the troubled incinerator facility, has moved forward, although at a slow pace.

It is important to note that these Nuveen Pennsylvania Funds have no direct exposure to Harrisburg, that is, they do not hold any Harrisburg GO bonds or incinerator debt. However, the Funds have varying amounts of indirect exposure through holdings of Harrisburg revenue authority debt, much of which is enhanced by insurance policies guaranteeing the timely payment of principal and interest. At the time this report was prepared, the borrower on these Funds’ holdings has not missed any debt service payments. While the publicity surrounding the Harrisburg situation negatively impacted returns on these securities for the entire twelve-month period, their investment performance improved during the second half of this reporting period.

12	Nuveen Investments

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2012, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

MTP Shares

		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NXJ	2014	$44,861,000	2.30%	NXJ PrA
NUJ	2015	$35,050,000	2.00%	NUJ PrC
NXM	2015	$23,190,000	2.10%	NXM PrC
NVY	2015	$24,550,000	2.15%	NVY PrC

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NQJ	$144,300,000
NNJ	$88,600,000
NQP	$112,500,000
NPY	$100,000,000

Nuveen Investments	13

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP Shares and VRDP Shares.)

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

14	Nuveen Investments

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended April 30, 2012, NQJ, NNJ and NQP each had one monthly dividend increase, while the monthly dividends of NXJ, NUJ, NPY and NVY remained stable throughout the reporting period. The dividends of NJV and NXM were each cut once during this period, and the dividend of NPN was reduced three times.

Due to normal portfolio activity, common shareholders of the following Funds received long-term capital gains distributions in December 2011 as follows:

Long-Term Capital Gains
Fund	(per share)
NNJ	$0.0105
NXJ	$0.0054
NUJ	$0.0087
NXM	$0.0645
NVY	$0.0619
NPN	$0.0229

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2012, all ten Funds in this report had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	15

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of April 30, 2012, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NJV, NVY and NPN have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NQJ	30,600	0.1%
NNJ	12,900	0.1%
NXJ	7,200	0.1%
NUJ	2,800	0.1%
NQP	220,600	1.4%
NPY	231,200	1.5%
NXM	10,600	0.3%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

As of April 30, 2012, and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	4/30/12	Twelve-Month Average
Fund	(+) Premium/(-)Discount	(-)Discount
NQJ	(-)2.48%	(-)4.93%
NNJ	(-)2.40%	(-)3.66%
NXJ	(-)2.55%	(-)6.19%
NUJ	(+)3.35%	(-)3.55%
NJV	(-)1.68%	(-)4.36%
NQP	(-)0.70%	(-)3.42%
NPY	(-)4.16%	(-)6.74%
NXM	(-)6.61%	(-)7.06%
NVY	(-)1.84%	(-)5.96%
NPN	(-)5.99%	(-)4.96%

16	Nuveen Investments

NQJ	Nuveen New Jersey
Performance	Investment Quality
OVERVIEW	Municipal Fund, Inc.
as of April 30, 2012

Fund Snapshot
Common Share Price	$14.93
Common Share Net Asset Value (NAV)	$15.31
Premium/(Discount) to NAV	-2.48%
Market Yield	5.67%
Taxable-Equivalent Yield1	8.41%
Net Assets Applicable to Common Shares ($000)	$313,082

Leverage
Regulatory Leverage	31.55%
Effective Leverage	33.50%

Average Annual Total Returns
(Inception 2/21/91)
	On Share Price	On NAV
1-Year	24.98%	18.41%
5-Year	7.07%	6.17%
10-Year	6.43%	6.46%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	25.9%
Transportation	19.2%
Health Care	14.8%
Education and Civic Organizations	11.5%
U.S. Guaranteed	8.8%
Tax Obligation/General	3.7%
Consumer Staples	3.6%
Other	12.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	17

NNJ	Nuveen New Jersey
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.
as of April 30, 2012

Fund Snapshot
Common Share Price	$15.48
Common Share Net Asset Value (NAV)	$15.86
Premium/(Discount) to NAV	-2.40%
Market Yield	5.62%
Taxable-Equivalent Yield1	8.34%
Net Assets Applicable to Common Shares ($000)	$191,000

Leverage
Regulatory Leverage	31.69%
Effective Leverage	33.62%

Average Annual Total Returns
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	22.07%	18.03%
5-Year	6.35%	6.30%
10-Year	6.80%	6.29%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	30.2%
Transportation	16.3%
Health Care	12.8%
U.S. Guaranteed	11.6%
Education and Civic Organizations	11.5%
Water and Sewer	4.3%
Other	13.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0105 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

18	Nuveen Investments

NXJ	Nuveen New Jersey
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of April 30, 2012

Fund Snapshot
Common Share Price	$14.92
Common Share Net Asset Value (NAV)	$15.31
Premium/(Discount) to NAV	-2.55%
Market Yield	5.59%
Taxable-Equivalent Yield1	8.29%
Net Assets Applicable to Common Shares ($000)	$100,578

Leverage
Regulatory Leverage	30.85%
Effective Leverage	32.82%

Average Annual Total Returns
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	25.08%	19.09%
5-Year	5.08%	6.01%
10-Year	6.87%	6.66%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	25.0%
Transportation	15.6%
U.S. Guaranteed	15.2%
Health Care	14.1%
Education and Civic Organizations	7.7%
Water and Sewer	6.9%
Consumer Staples	3.8%
Other	11.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0054 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

Nuveen Investments	19

NUJ	Nuveen New Jersey
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of April 30, 2012

Fund Snapshot
Common Share Price	$15.74
Common Share Net Asset Value (NAV)	$15.23
Premium/(Discount) to NAV	3.35%
Market Yield	5.45%
Taxable-Equivalent Yield1	8.09%
Net Assets Applicable to Common Shares ($000)	$68,911

Leverage
Regulatory Leverage	33.71%
Effective Leverage	34.99%

Average Annual Total Returns
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	33.35%	18.82%
5-Year	5.51%	6.03%
10-Year	6.90%	6.82%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	21.4%
Health Care	19.8%
Transportation	17.6%
U.S. Guaranteed	10.0%
Education and Civic Organizations	8.8%
Long-Term Care	5.8%
Consumer Staples	3.8%
Other	12.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0087 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

20	Nuveen Investments

NJV	Nuveen New Jersey
Performance	Municipal Value
OVERVIEW	Fund
as of April 30, 2012

Fund Snapshot
Common Share Price	$16.34
Common Share Net Asset Value (NAV)	$16.62
Premium/(Discount) to NAV	-1.68%
Market Yield	4.26%
Taxable-Equivalent Yield1	6.32%
Net Assets Applicable to Common Shares ($000)	$25,957

Leverage
Regulatory Leverage	N/A
Effective Leverage	5.46%

Average Annual Total Returns
(Inception 4/28/09)
	On Share Price	On NAV
1-Year	24.34%	18.43%
Since Inception	8.17%	10.25%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	30.2%
Health Care	25.0%
Tax Obligation/General	9.4%
Education and Civic Organizations	8.8%
U.S. Guaranteed	6.3%
Consumer Staples	5.6%
Other	14.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
N/A	The Fund does not use regulatory leverage.

Nuveen Investments	21

NQP	Nuveen Pennsylvania
Performance	Investment Quality
OVERVIEW	Municipal Fund
as of April 30, 2012

Fund Snapshot
Common Share Price	$15.67
Common Share Net Asset Value (NAV)	$15.78
Premium/(Discount) to NAV	-0.70%
Market Yield	5.97%
Taxable-Equivalent Yield1	8.55%
Net Assets Applicable to Common Shares ($000)	$253,937

Leverage
Regulatory Leverage	30.70%
Effective Leverage	37.61%

Average Annual Total Returns
(Inception 2/21/91)
	On Share Price	On NAV
1-Year	27.48%	18.88%
5-Year	8.57%	6.45%
10-Year	6.87%	6.66%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	22.1%
Health Care	14.7%
Education and Civic Organizations	14.6%
U.S. Guaranteed	9.8%
Transportation	9.6%
Water and Sewer	6.4%
Housing/Single Family	5.7%
Tax Obligation/Limited	4.3%
Other	12.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

22	Nuveen Investments

NPY	Nuveen Pennsylvania
Performance	Premium Income
OVERVIEW	Municipal Fund 2
as of April 30, 2012

Fund Snapshot
Common Share Price	$14.51
Common Share Net Asset Value (NAV)	$15.14
Premium/(Discount) to NAV	-4.16%
Market Yield	5.79%
Taxable-Equivalent Yield1	8.30%
Net Assets Applicable to Common Shares ($000)	$236,039

Leverage
Regulatory Leverage	29.76%
Effective Leverage	35.57%

Average Annual Total Returns
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	25.53%	18.63%
5-Year	7.46%	6.19%
10-Year	6.70%	6.40%

Portfolio Composition3
(as a % of total investments)
Health Care	16.9%
Education and Civic Organizations	16.2%
U.S. Guaranteed	13.6%
Tax Obligation/General	12.9%
Transportation	9.0%
Water and Sewer	8.6%
Tax Obligation/Limited	5.3%
Housing/Single Family	4.4%
Other	13.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	23

NXM	Nuveen Pennsylvania
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of April 30, 2012

Fund Snapshot
Common Share Price	$14.42
Common Share Net Asset Value (NAV)	$15.44
Premium/(Discount) to NAV	-6.61%
Market Yield	5.78%
Taxable-Equivalent Yield1	8.28%
Net Assets Applicable to Common Shares ($000)	$51,290

Leverage
Regulatory Leverage	31.14%
Effective Leverage	34.20%

Average Annual Total Returns
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	19.96%	17.37%
5-Year	4.66%	6.04%
10-Year	6.83%	7.01%

Portfolio Composition4
(as a % of total investments)
Health Care	15.9%
Tax Obligation/General	15.6%
Education and Civic Organizations	14.8%
Long-Term Care	11.0%
U.S. Guaranteed	9.6%
Tax Obligation/Limited	7.4%
Transportation	7.3%
Water and Sewer	4.8%
Other	13.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0645 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

24	Nuveen Investments

NVY	Nuveen Pennsylvania
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of April 30, 2012

Fund Snapshot
Common Share Price	$14.90
Common Share Net Asset Value (NAV)	$15.18
Premium/(Discount) to NAV	-1.84%
Market Yield	6.00%
Taxable-Equivalent Yield1	8.60%
Net Assets Applicable to Common Shares ($000)	$56,579

Leverage
Regulatory Leverage	30.26%
Effective Leverage	35.66%

Average Annual Total Returns
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	22.71%	15.01%
5-Year	6.16%	5.85%
10-Year	6.38%	6.67%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/General	18.4%
Tax Obligation/Limited	11.9%
Education and Civic Organizations	11.9%
Health Care	11.5%
Water and Sewer	8.8%
Transportation	8.4%
U.S. Guaranteed	8.3%
Long-Term Care	6.8%
Other	14.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0619 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

Nuveen Investments	25

NPN	Nuveen Pennsylvania
Performance	Municipal Value Fund
OVERVIEW
as of April 30, 2012

Fund Snapshot
Common Share Price	$15.38
Common Share Net Asset Value (NAV)	$16.36
Premium/(Discount) to NAV	-5.99%
Market Yield	4.14%
Taxable-Equivalent Yield1	5.93%
Net Assets Applicable to Common Shares ($000)	$19,948

Leverage
Regulatory Leverage	N/A
Effective Leverage	1.70%

Average Annual Total Returns
(Inception 4/28/09)
	On Share Price	On NAV
1-Year	15.68%	15.89%
Since Inception	5.91%	9.63%

Portfolio Composition4
(as a % of total investments)
Health Care	24.3%
Tax Obligation/Limited	19.7%
Water and Sewer	12.1%
Education and Civic Organizations	10.1%
Tax Obligation/General	8.2%
Transportation	6.0%
Housing/Multifamily	4.6%
Other	15.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0229 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.
N/A	The Fund does not use regulatory leverage.

26	Nuveen Investments

NQJ	Shareholder Meeting Report
NNJ
NXJ
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY was subsequently adjourned to December 16, 2011.3The meeting for NXJ, NUJ, NXM and NVY was additionally adjourned to January 31, 2012.3Additionally NXJ, NUJ and NXM adjourned to March 5, 2012 and then to March 13, 2012 for NXJ and NUJ.

	NQJ		NNJ		NXJ
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	Shares voting		Shares voting		Shares voting
	together		together		together
	as a class	Preferred Shares	as a class	Preferred Shares	as a class	Preferred Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	8,714,883	1,143	5,127,068	686	5,304,786	1,565,627
Against	690,751	—	393,439	—	458,558	192,900
Abstain	322,309	—	126,689	—	125,094	10,500
Broker Non-Votes	3,065,035	—	1,697,522	—	1,195,972	474,982
Total	12,792,978	1,143	7,344,718	686	7,084,410	2,244,009
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	8,697,737	1,143	5,113,865	686	5,300,082	1,563,627
Against	714,010	—	387,054	—	455,936	190,400
Abstain	316,196	—	146,276	—	132,420	15,000
Broker Non-Votes	3,065,035	—	1,697,523	—	1,195,972	474,982
Total	12,792,978	1,143	7,344,718	686	7,084,410	2,244,009
Approval of the Board Members was reached as follows:
John P. Amboian
For	12,323,322	—	6,996,729	—	6,565,503	—
Withhold	469,656	—	347,989	—	280,679	—
Total	12,792,978	—	7,344,718	—	6,846,182	—
Robert P. Bremner
For	12,323,822	—	6,993,833	—	—	—
Withhold	469,156	—	350,885	—	—	—
Total	12,792,978	—	7,344,718	—	—	—
Jack B. Evans
For	12,321,670	—	6,996,729	—	—	—
Withhold	471,308	—	347,989	—	—	—
Total	12,792,978	—	7,344,718	—	—	—
William C. Hunter
For	—	1,143	—	686	—	2,193,919
Withhold	—	—	—	—	—	113,779
Total	—	1,143	—	686	—	2,307,698
David J. Kundert
For	12,320,145	—	6,996,025	—	6,563,905	—
Withhold	472,833	—	348,693	—	282,277	—
Total	12,792,978	—	7,344,718	—	6,846,182	—
William J. Schneider
For	—	1,143	—	686	—	2,191,419
Withhold	—	—	—	—	—	116,279
Total	—	1,143	—	686	—	2,307,698
Judith M. Stockdale
For	12,308,477	—	6,994,258	—	—	—
Withhold	484,501	—	350,460	—	—	—
Total	12,792,978	—	7,344,718	—	—	—
Carole E. Stone
For	12,307,302	—	6,996,088	—	—	—
Withhold	485,676	—	348,630	—	—	—
Total	12,792,978	—	7,344,718	—	—	—
Virginia L. Stringer
For	12,307,712	—	6,997,688	—	—	—
Withhold	485,266	—	347,030	—	—	—
Total	12,792,978	—	7,344,718	—	—	—
Terence J. Toth
For	12,310,248	—	6,995,180	—	6,562,905	—
Withhold	482,730	—	349,538	—	283,277	—
Total	12,792,978	—	7,344,718	—	6,846,182	—

Nuveen Investments	27

Shareholder Meeting Report (continued)
NUJ
NJV

	NUJ		NJV
	Common and
	Preferred
	Shares voting
	together
	as a class	Preferred Shares	Common Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,115,931	1,484,095	—
Against	317,774	98,868	—
Abstain	171,396	55,832	—
Broker Non-Votes	1,497,805	945,002	—
Total	6,102,906	2,583,797	—
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,130,313	1,484,095	—
Against	301,018	98,868	—
Abstain	173,770	55,832	—
Broker Non-Votes	1,497,805	945,002	—
Total	6,102,906	2,583,797	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	5,546,377	—	1,059,458
Withhold	198,133	—	29,701
Total	5,744,510	—	1,089,159
Robert P. Bremner
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Jack B. Evans
For	—	—	—
Withhold	—	—	—
Total	—	—	—
William C. Hunter
For	—	2,383,416	—
Withhold	—	18,075	—
Total	—	2,401,491	—
David J. Kundert
For	5,543,017	—	1,059,458
Withhold	201,493	—	29,701
Total	5,744,510	—	1,089,159
William J. Schneider
For	—	2,383,416	—
Withhold	—	18,075	—
Total	—	2,401,491	—
Judith M. Stockdale
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Carole E. Stone
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Virginia L. Stringer
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Terence J. Toth
For	5,543,250	—	1,059,458
Withhold	201,260	—	29,701
Total	5,744,510	—	1,089,159

28	Nuveen Investments

NQP
NPY
NXM

	NQP		NPY		NXM
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	Shares voting		Shares voting		Shares voting
	together		together		together
	as a class	Preferred Shares	as a class	Preferred Shares	as a class	Preferred Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	7,007,035	875	6,789,312	780	2,584,606	919,251
Against	372,247	—	456,215	—	224,679	93,565
Abstain	246,790	—	212,293	—	109,722	19,000
Broker Non-Votes	1,794,918	—	2,192,539	—	586,701	149,230
Total	9,420,990	875	9,650,359	780	3,505,708	1,181,046
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	6,947,980	875	6,768,901	780	2,567,006	917,751
Against	427,102	—	467,422	—	238,979	93,565
Abstain	250,989	—	221,498	—	113,022	20,500
Broker Non-Votes	1,794,919	—	2,192,538	—	586,701	149,230
Total	9,420,990	875	9,650,359	780	3,505,708	1,181,046
Approval of the Board Members was reached as follows:
John P. Amboian
For	9,187,760	—	9,222,930	—	3,382,819	—
Withhold	233,230	—	427,429	—	135,720	—
Total	9,420,990	—	9,650,359	—	3,518,539	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	875	—	780	—	1,257,851
Withhold	—	—	—	—	—	19,036
Total	—	875	—	780	—	1,276,887
David J. Kundert
For	9,156,734	—	9,174,242	—	3,375,069	—
Withhold	264,256	—	476,117	—	143,470	—
Total	9,420,990	—	9,650,359	—	3,518,539	—
William J. Schneider
For	—	875	—	780	—	1,257,851
Withhold	—	—	—	—	—	19,036
Total	—	875	—	780	—	1,276,887
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	9,189,152	—	9,200,091	—	3,382,284	—
Withhold	231,838	—	450,268	—	136,255	—
Total	9,420,990	—	9,650,359	—	3,518,539	—

Nuveen Investments	29

Shareholder Meeting Report (continued)
NVY
NPN

	NVY		NPN
	Common and
	Preferred
	Shares voting
	together
	as a class	Preferred Shares	Common Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	2,847,981	995,364	—
Against	186,807	65,600	—
Abstain	136,648	25,000	—
Broker Non-Votes	773,905	334,399	—
Total	3,945,341	1,420,363	—
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	2,842,267	995,364	—
Against	192,041	65,600	—
Abstain	137,128	25,000	—
Broker Non-Votes	773,905	334,399	—
Total	3,945,341	1,420,363	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	3,674,723	—	923,110
Withhold	141,188	—	52,785
Total	3,815,911	—	975,895
Robert P. Bremner
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Jack B. Evans
For	—	—	—
Withhold	—	—	—
Total	—	—	—
William C. Hunter
For	—	1,283,316	—
Withhold	—	26,447	—
Total	—	1,309,763	—
David J. Kundert
For	3,674,080	—	901,682
Withhold	141,831	—	74,213
Total	3,815,911	—	975,895
William J. Schneider
For	—	1,283,316	—
Withhold	—	26,447	—
Total	—	1,309,763	—
Judith M. Stockdale
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Carole E. Stone
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Virginia L. Stringer
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Terence J. Toth
For	3,674,164	—	923,110
Withhold	141,747	—	52,785
Total	3,815,911	—	975,895

30	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Premium Income Municipal Fund 2
Nuveen Pennsylvania Dividend Advantage Municipal Fund
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
Nuveen Pennsylvania Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund (the “Funds”) as of April 30, 2012, and the related statements of operations and cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund at April 30, 2012, and the results of their operations and their cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
June 26, 2012

Nuveen Investments	31

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$800	5.000%, 1/01/32	1/15 at 100.00	B3	$494,608
690	5.125%, 1/01/37	1/15 at 100.00	B3	426,179
1,490	Total Consumer Discretionary			920,787
	Consumer Staples – 5.1% (3.6% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,950	4.500%, 6/01/23	6/17 at 100.00	B1	2,799,019
12,105	4.750%, 6/01/34	6/17 at 100.00	B2	9,449,525
4,820	5.000%, 6/01/41	6/17 at 100.00	B2	3,822,790
19,875	Total Consumer Staples			16,071,334
	Education and Civic Organizations – 16.6% (11.5% of Total Investments)
1,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,035,280
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	BBB	2,009,760
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	516,250
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	Baa1	1,051,240
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
3,555	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	3,761,012
2,295	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	2,424,690
120	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 – NPFG Insured	7/14 at 100.00	AA–	130,310
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,365,471
2,770	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	2,895,287
	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,260	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	A+	1,321,513
2,510	4.750%, 7/01/20 – AMBAC Insured	1/14 at 100.00	A+	2,600,435
185	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	A+	188,687
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.250%, 7/01/32	7/20 at 100.00	A2	1,647,570
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.473%, 7/01/19 (IF)	No Opt. Call	AAA	2,885,180
1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H, 5.000%, 7/01/16 – FGIC Insured	7/14 at 100.00	A2	1,609,083
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
430	5.000%, 7/01/32	7/21 at 100.00	BBB+	457,782
285	5.000%, 7/01/37	7/21 at 100.00	BBB+	298,099
560	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2007C, 5.000%, 7/01/37 – RAAI Insured	7/12 at 100.00	BBB+	560,588
1,430	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 – FGIC Insured	7/14 at 100.00	AA–	1,492,534
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA	239,468
400	5.000%, 7/01/19	No Opt. Call	AA	484,228

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,050	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 – RAAI Insured	7/12 at 100.00	BBB+	$1,054,673
450	New Jersey Higher Education Assistance Authority Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	485,298
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	Aaa	2,006,300
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,165,180
720	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	779,321
875	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	983,071
950	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.527%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	1,365,948
4,235	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/12 at 100.00	BBB	4,240,251
	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003:
1,945	5.000%, 4/15/20 – AMBAC Insured	4/13 at 100.00	BBB+	1,984,036
1,370	5.000%, 4/15/22 – AMBAC Insured	4/13 at 100.00	BBB+	1,392,674
	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A:
2,100	5.000%, 12/01/24 – AMBAC Insured	12/12 at 100.00	A–	2,122,155
4,000	5.500%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A–	4,080,120
290	5.000%, 12/01/31 – AMBAC Insured	12/12 at 100.00	A–	291,262
48,705	Total Education and Civic Organizations			51,924,756
	Financials – 1.7% (1.2% of Total Investments)
5,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	5,421,400
	Health Care – 21.3% (14.8% of Total Investments)
1,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	1,014,780
2,160	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	2,210,026
2,320	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	2,468,434
5,750	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/41 – AMBAC Insured	8/12 at 100.00	N/R	5,752,185
1,175	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.960%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	1,599,692
1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BBB–	1,121,830
2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	2,103,000
3,750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	3,888,788
1,265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	1,339,534
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	406,408
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	706,315

Nuveen Investments	33

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	$629,778
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
2,990	5.500%, 7/01/21	7/12 at 100.00	A3	3,034,073
20	5.625%, 7/01/31	7/12 at 100.00	A3	20,037
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/18 at 100.00	A	3,333,270
1,760	5.000%, 7/01/26	7/22 at 100.00	A	1,932,779
3,585	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	3,768,086
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,495	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,489,184
1,600	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,512,816
3,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB	3,347,704
1,885	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB	1,914,255
2,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,630,418
2,850	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	2,693,364
3,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	3,227,103
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	702,803
4,410	5.000%, 7/01/36	7/16 at 100.00	A2	4,517,119
1,295	5.000%, 7/01/46	7/16 at 100.00	A2	1,320,965
3,135	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	7/12 at 100.00	N/R	3,067,284
1,425	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Barnabas	7/12 at 100.00	Baa2	1,425,884
	Healthcare System – West Hudson Hospital Obligated Group, Series 1998A, 5.000%, 7/01/23 – NPFG Insured
3,465	Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue Bonds, New Community Urban Renewal Corporation, Series 2001A, 5.200%, 6/01/30	6/12 at 102.00	Aaa	3,540,017
64,475	Total Health Care			66,717,931
	Housing/Multifamily – 1.9% (1.3% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,830	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,005,625
1,050	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,141,718
2,743	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)	10/12 at 100.00	Aaa	2,747,016
5,623	Total Housing/Multifamily			5,894,359
	Housing/Single Family – 5.0% (3.5% of Total Investments)
10,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.450%, 10/01/25	10/21 at 100.00	Aa1	10,801,799
335	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	338,430

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$2,210	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001A, 5.200%, 12/01/33	6/12 at 100.00	Aaa	$2,212,232
2,210	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001B, 5.300%, 12/01/28 (Alternative Minimum Tax)	6/12 at 100.00	Aaa	2,211,856
14,755	Total Housing/Single Family			15,564,317
	Long-Term Care – 2.6% (1.8% of Total Investments)
1,660	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,666,640
1,125	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	BBB–	1,154,993
2,650	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	12/14 at 100.00	Aaa	2,726,559
595	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/13 at 100.00	A–	608,352
1,100	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	1,130,338
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001, 5.100%, 7/01/21 – RAAI Insured	7/12 at 100.00	N/R	954,780
8,130	Total Long-Term Care			8,241,662
	Tax Obligation/General – 5.3% (3.7% of Total Investments)
4,300	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	4,691,859
930	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	1,073,490
1,400	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	Aa3	1,738,758
2,210	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	2,388,767
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,812,625
	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004:
1,690	5.000%, 9/01/16 – AMBAC Insured	9/14 at 100.00	A–	1,801,557
1,865	4.750%, 9/01/18 – AMBAC Insured	9/14 at 100.00	A–	1,964,889
14,910	Total Tax Obligation/General			16,471,945
	Tax Obligation/Limited – 37.2% (25.9% of Total Investments)
1,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	2,307,891
1,965	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	2,422,845
1,145	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,500,626
2,650	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	3,270,975
	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 – NPFG Insured	9/15 at 100.00	AA+	1,126,270
1,420	5.000%, 9/01/22 – NPFG Insured	9/15 at 100.00	AA+	1,599,303
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,585	5.250%, 1/01/36	1/22 at 100.00	A	2,878,061
1,570	5.125%, 1/01/42	1/22 at 100.00	A	1,707,108

Nuveen Investments	35

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
$1,090	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AA–	$1,154,550
2,525	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AA–	2,619,587
1,445	Lower Township Municipal Utilities Authority, Cape May County, New Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 – FGIC Insured	12/13 at 100.00	N/R	1,508,782
5,700	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	6,043,767
1,900	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/25	6/22 at 100.00	BBB+	2,081,203
4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA–	4,885,048
5,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	5,483,800
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
205	5.125%, 6/15/27	6/17 at 100.00	Baa3	212,409
345	5.125%, 6/15/37	6/17 at 100.00	Baa3	351,748
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,965	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	2,090,013
3,930	5.000%, 9/01/37	9/17 at 100.00	A+	4,180,027
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	2,169,417
2,500	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25	9/13 at 100.00	A+	2,554,725
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of
	Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,885	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	3,168,019
4,455	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	4,716,018
850	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	910,350
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
1,075	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	1,231,294
1,900	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	2,176,070
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	4,848,840
4,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	5,369,023
4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	5,001,738
3,890	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA–	4,277,250
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	3,660,900
15,355	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	5,287,648
15,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	4,963,502
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A,	12/17 at 100.00	A+	2,761,850
	5.000%, 12/15/26 – AMBAC Insured
4,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	4,955,383
1,625	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%, 5/01/30 – AMBAC Insured	5/15 at 100.00	Aa3	1,692,259
1,315	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	1,229,407

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	$2,290,000
3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,944,025
1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,736,460
140,475	Total Tax Obligation/Limited			116,368,191
	Transportation – 27.6% (19.2% of Total Investments)
2,250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	2,383,650
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
2,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	2,157,060
4,050	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	4,355,978
1,500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	1,613,325
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,076,720
3,300	5.000%, 1/01/40	1/20 at 100.00	A–	3,548,655
2,960	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2001A, 5.200%, 1/01/27 – AGM Insured	7/12 at 100.00	AA–	2,964,943
3,000	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	11/12 at 100.00	N/R	1,278,150
3,405	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	3,757,452
160	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%,	No Opt. Call	A+	189,810
	1/01/16 – NPFG Insured
9,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	A+	9,966,259
	1/01/19 – FGIC Insured
1,265	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,	No Opt. Call	AA–	1,567,272
	1/01/29 – AGM Insured
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	4,430,120
1,260	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,381,250
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
7,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	7,502,389
3,000	5.000%, 12/01/34	6/15 at 101.00	Aa2	3,178,680
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 16.962%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	Aa2	1,375,240
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	2,077,040
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Fifth Series 2002:
2,280	5.000%, 10/15/26 – AGM Insured	4/14 at 100.00	Aa2	2,310,073
5,000	5.000%, 4/15/32 – AGM Insured	10/12 at 101.00	Aa2	5,065,700
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
3,500	7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	3,570,105
6,605	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa1	6,606,189
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	BBB	12,130,966
2,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33	1/13 at 100.00	A–	2,017,380
84,165	Total Transportation			86,504,406
	U.S. Guaranteed – 12.7% (8.8% of Total Investments) (6)
2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R (6)	2,573,475

Nuveen Investments	37

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
$1,965	5.500%, 6/15/24 (Pre-refunded 6/15/12)	6/12 at 100.00	Aaa	$1,977,792
2,500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,784,350
5,750	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	6,397,508
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2003D, 5.250%, 7/01/20 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A2 (6)	1,585,785
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (6)	2,266,707
1,380	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A2 (6)	1,521,491
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	2,281,620
1,175	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	1,340,452
610	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (6)	677,478
1,300	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (6)	1,372,449
	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C:
1,195	5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (6)	1,314,297
1,875	5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (6)	2,062,181
2,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (6)	3,004,834
1,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (6)	2,117,942
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	206,519
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (6)	66,815
1,930	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	2,146,623
1,250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	BBB (6)	1,351,088
2,625	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,765,464
36,235	Total U.S. Guaranteed			39,814,870
	Utilities – 1.5% (1.1% of Total Investments)
2,055	Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%, 12/15/14 – FGIC Insured	12/13 at 100.00	AA+	2,197,823
2,500	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, PSEG Power LLC Project, Series 2001A, 5.750%, 4/01/31 (Alternative Minimum Tax)	10/12 at 101.00	Baa1	2,527,325
4,555	Total Utilities			4,725,148
	Water and Sewer – 4.9% (3.4% of Total Investments)
	Lacey Municipal Utilities Authority, Ocean County, New Jersey, Water Revenue Bonds, Series 2003B:
1,750	5.000%, 12/01/17 – FGIC Insured	12/13 at 100.00	N/R	1,819,283
1,835	5.000%, 12/01/18 – FGIC Insured	12/13 at 100.00	N/R	1,900,308
1,000	5.000%, 12/01/19 – FGIC Insured	12/13 at 100.00	N/R	1,033,610
3,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	3,350,970
1,080	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	1,155,989

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A:
$3,000	5.250%, 8/01/16 – FGIC Insured	8/12 at 100.00	A+	$3,028,590
3,000	5.250%, 8/01/18 – FGIC Insured	8/12 at 100.00	A+	3,024,570
14,665	Total Water and Sewer			15,313,320
$463,058	Total Investments (cost $427,441,533) – 143.7%			449,954,426
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.1)% (7)			(144,300,000)
	Other Assets Less Liabilities – 2.4%			7,427,120
	Net Assets Applicable to Common Shares – 100%			$313,081,546

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$480	5.000%, 1/01/32	1/15 at 100.00	B3	$296,765
415	5.125%, 1/01/37	1/15 at 100.00	B3	256,325
895	Total Consumer Discretionary			553,090
	Consumer Staples – 4.5% (3.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
770	4.500%, 6/01/23	6/17 at 100.00	B1	730,591
7,620	4.750%, 6/01/34	6/17 at 100.00	B2	5,948,399
2,345	5.000%, 6/01/41	6/17 at 100.00	B2	1,859,843
10,735	Total Consumer Staples			8,538,833
	Education and Civic Organizations – 16.6% (11.5% of Total Investments)
1,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,164,690
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	BBB	502,440
300	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	309,750
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
2,090	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	2,211,116
3,350	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	3,539,309
100	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 – NPFG Insured	7/14 at 100.00	AA–	108,841
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,013,873
	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,375	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	A+	1,448,288
725	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	A+	760,395
1,530	4.750%, 7/01/20 – AMBAC Insured	1/14 at 100.00	A+	1,585,126
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.375%, 7/01/41	7/20 at 100.00	A2	1,098,980
1,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.473%, 7/01/19 (IF)	No Opt. Call	AAA	1,925,858
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H:
1,640	5.000%, 7/01/18 – FGIC Insured	7/14 at 100.00	A2	1,746,961
1,040	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A2	1,087,570
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	276,799
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	177,813
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	363,171
270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	291,179
1,405	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	AA	1,407,824
985	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/15 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	Aaa	988,457
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,165,180
450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	487,076

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	$393,229
550	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.527%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	790,812
2,025	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003, 5.000%, 4/15/21 – AMBAC Insured	4/13 at 100.00	BBB+	2,061,815
1,000	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.000%, 6/15/29 – NPFG Insured	6/14 at 100.00	BBB+	1,020,440
2,750	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	12/12 at 100.00	A–	2,761,963
29,595	Total Education and Civic Organizations			31,688,955
	Financials – 0.9% (0.6% of Total Investments)
1,500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,626,420
	Health Care – 18.4% (12.8% of Total Investments)
25	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	25,403
620	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	629,164
690	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	705,980
1,375	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	1,462,973
695	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.960%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	946,201
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
1,150	6.000%, 7/01/26	7/21 at 100.00	BBB–	1,295,383
1,000	6.250%, 7/01/35	7/21 at 100.00	BBB–	1,121,830
1,615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,674,771
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	243,845
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	711,396
375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	384,011
3,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001, 5.625%, 7/01/31	7/12 at 100.00	A3	3,506,475
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
220	5.000%, 7/01/26	7/22 at 100.00	A	241,597
2,500	5.000%, 7/01/27	7/22 at 100.00	A	2,758,750
2,150	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	2,259,801
465	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BB+	467,144
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	945,510
1,790	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB	1,896,326
1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB	1,178,003

Nuveen Investments	41

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	$1,715,490
1,675	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	1,582,942
2,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,965,599
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
1,250	5.000%, 7/01/36	7/16 at 100.00	A2	1,280,363
1,155	5.000%, 7/01/46	7/16 at 100.00	A2	1,178,158
630	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Atlantic City Medical Center, Series 2002, 5.750%, 7/01/25	7/12 at 100.00	A+	632,936
1,710	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.000%, 7/01/22 – RAAI Insured	7/12 at 100.00	N/R	1,709,880
2,650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/12 at 100.00	A1	2,660,176
33,850	Total Health Care			35,180,107
	Housing/Multifamily – 3.5% (2.4% of Total Investments)
340	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	341,955
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,100	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,205,567
550	5.875%, 6/01/42	6/20 at 100.00	Baa3	598,043
4,445	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	4,450,601
6,435	Total Housing/Multifamily			6,596,166
	Housing/Single Family – 2.5% (1.8% of Total Investments)
4,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	10/21 at 100.00	Aa1	4,267,560
575	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	580,888
4,575	Total Housing/Single Family			4,848,448
	Long-Term Care – 1.4% (1.0% of Total Investments)
970	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	973,880
750	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	766,410
1,000	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.500%, 6/01/21	6/13 at 100.00	A–	1,020,700
2,720	Total Long-Term Care			2,760,990
	Tax Obligation/General – 6.0% (4.2% of Total Investments)
2,250	Freehold Regional High School District, Monmouth County Board of Education, New Jersey, School District Refunding Bonds, Series 2001, 5.000%,	No Opt. Call	AA	2,653,650
	3/01/17 – FGIC Insured
2,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	2,727,825
555	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	640,631
1,475	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,594,313

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	Aa3	$1,902,582
1,780	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004, 4.750%, 9/01/17 – AMBAC Insured	9/14 at 100.00	A–	1,884,771
10,045	Total Tax Obligation/General			11,403,772
	Tax Obligation/Limited – 43.4% (30.2% of Total Investments)
1,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	1,300,220
5,385	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19 – AGM Insured	12/13 at 100.00	Aa2	5,734,754
1,155	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,424,115
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	1,910,490
1,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,310,590
1,225	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,512,054
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,835	5.250%, 1/01/36	1/22 at 100.00	A	2,043,034
1,185	5.125%, 1/01/42	1/22 at 100.00	A	1,288,486
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,185	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AA–	1,255,176
2,755	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AA–	2,858,202
3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25	6/16 at 100.00	A+	3,679,391
1,100	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/26	6/22 at 100.00	BBB+	1,191,465
3,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	3,509,632
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
120	5.125%, 6/15/27	6/17 at 100.00	Baa3	124,337
205	5.125%, 6/15/37	6/17 at 100.00	Baa3	209,010
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,155	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	1,228,481
2,310	5.000%, 9/01/37	9/17 at 100.00	A+	2,456,962
2,720	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25	9/13 at 100.00	A+	2,779,541
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,615	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	2,768,213
3,000	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	A+	3,127,860
505	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	540,855
1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured	No Opt. Call	BBB	1,783,515
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
400	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	458,156
715	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	818,890
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	4,848,840

Nuveen Investments	43

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	$2,122,637
2,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	3,096,314
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 – FGIC Insured	12/15 at 100.00	A+	2,251,620
1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA–	1,220,501
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
6,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	2,196,540
12,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	4,132,320
4,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,296,800
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	4,418,960
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	966,904
780	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	729,230
3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,944,025
2,745	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Plainfield Park Madison Redevelopment Project, Series 2003, 5.000%, 3/01/34 – AGM Insured	3/13 at 100.00	Aaa	2,824,138
2,445	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Series 2003, 5.000%, 6/15/23	6/13 at 100.00	Aa1	2,563,974
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,052,400
99,650	Total Tax Obligation/Limited			82,978,632
	Transportation – 23.4% (16.3% of Total Investments)
2,750	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	2,913,350
2,500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	2,688,875
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	537,675
3,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	Aa3	3,304,830
1,875	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	2,069,081
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
565	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	670,265
350	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	415,209
5,750	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	A+	6,032,208
	1/01/19 – FGIC Insured
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	2,768,825
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	263,095
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/15 at 100.00	Aa3	2,859,038
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	4,287,080
3,000	5.000%, 12/01/34	6/15 at 101.00	Aa2	3,178,680
585	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 16.962%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	Aa2	804,515

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	$1,038,520
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 4/15/32 – AGM Insured	7/12 at 100.00	Aa2	2,026,280
8,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa1	8,001,436
850	Trenton Parking Authority, Mercer County, New Jersey, Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 – FGIC Insured	10/13 at 100.00	A3	868,692
42,215	Total Transportation			44,727,654
	U.S. Guaranteed – 16.7% (11.6% of Total Investments) (5)
2,075	Egg Harbor Township School District, Atlantic County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 4/01/27 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	Aa2 (5)	2,349,481
1,000	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2003, 5.000%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	AA (5)	1,066,300
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	556,870
1,600	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,773,536
2,540	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,826,029
1,870	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	2,295,145
595	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	700,618
1,145	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A2 (5)	1,262,397
300	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (5)	333,186
400	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	439,932
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
750	5.000%, 7/01/26 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	790,253
1,670	5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	1,766,927
1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,591,589
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
465	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	564,891
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	236,890
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	145,778
5,080	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	5,650,177
1,365	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	1,518,208
750	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	BBB (5)	810,653
2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	2,436,525
2,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,370,398
350	Trenton Parking Authority, Mercer County, New Jersey, Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	A3 (5)	373,464
28,415	Total U.S. Guaranteed			31,859,247
	Water and Sewer – 6.2% (4.3% of Total Investments)
	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A:
1,450	5.000%, 4/01/19 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,467,806
1,250	5.000%, 4/01/24 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,256,025

Nuveen Investments	45

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$515	Jersey City Sewer Authority, Hudson County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R	$538,144
1,250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	1,396,238
420	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	449,551
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,747,532
3,500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	A+	3,526,775
220	Stony Brook Regional Sewer Authority, Princeton, New Jersey, Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12	No Opt. Call	Aa1	225,542
1,140	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A1	1,266,711
11,395	Total Water and Sewer			11,874,324
$282,025	Total Investments (cost $257,376,934) – 143.8%			274,636,638
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.4)% (6)			(88,600,000)
	Other Assets Less Liabilities – 2.6%			4,963,425
	Net Assets Applicable to Common Shares – 100%			$191,000,063

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.3%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$260	5.000%, 1/01/32	1/15 at 100.00	B3	$160,748
230	5.125%, 1/01/37	1/15 at 100.00	B3	142,060
490	Total Consumer Discretionary			302,808
	Consumer Staples – 5.5% (3.8% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
910	4.500%, 6/01/23	6/17 at 100.00	B1	863,426
4,525	4.750%, 6/01/34	6/17 at 100.00	B2	3,532,351
1,385	5.000%, 6/01/41	6/17 at 100.00	B2	1,098,457
6,820	Total Consumer Staples			5,494,234
	Education and Civic Organizations – 10.9% (7.7% of Total Investments)
250	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	258,125
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,115	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	1,179,614
735	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	776,535
60	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	65,237
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,013,873
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 – AMBAC Insured	1/14 at 100.00	A+	1,036,930
665	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.473%, 7/01/19 (IF)	No Opt. Call	AAA	959,322
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	276,799
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	177,813
630	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 – FGIC Insured	7/14 at 100.00	AA–	662,640
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 – RAAI Insured	7/12 at 100.00	BBB+	301,335
135	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	145,589
270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	292,245
350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	393,229
300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.527%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	431,352
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001:
2,000	5.250%, 9/01/21	9/12 at 100.00	BBB	2,002,480
500	5.250%, 9/01/31	9/12 at 100.00	BBB	500,210
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	500,575
10,210	Total Education and Civic Organizations			10,973,903

Nuveen Investments	47

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.9% (1.3% of Total Investments)
$850	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/12 at 100.00	N/R	$814,989
250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/12 at 100.00	Ba1	251,153
750	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	813,210
1,850	Total Financials			1,879,352
	Health Care – 20.0% (14.1% of Total Investments)
310	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	314,582
710	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	755,426
370	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.960%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	503,733
850	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BBB–	957,457
865	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	897,014
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	1,588,380
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	132,083
440	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	447,163
180	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	184,325
3,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001, 5.625%, 7/01/31	7/12 at 100.00	A3	3,506,475
1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	1,334,859
1,555	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB	1,647,367
445	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB	451,906
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	800,562
895	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	845,811
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,955,820
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
665	5.000%, 7/01/36	7/16 at 100.00	A2	681,153
615	5.000%, 7/01/46	7/16 at 100.00	A2	627,331
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Burdette Tomlin Memorial Hospital, Series 1999, 5.500%, 7/01/29	7/12 at 100.00	A	2,503,000
19,500	Total Health Care			20,134,447
	Housing/Multifamily – 0.9% (0.7% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
560	5.750%, 6/01/31	6/20 at 100.00	Baa3	613,743
300	5.875%, 6/01/42	6/20 at 100.00	Baa3	326,205
860	Total Housing/Multifamily			939,948

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 5.3% (3.7% of Total Investments)
$5,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	10/21 at 100.00	Aa1	$5,334,450
	Long-Term Care – 2.6% (1.8% of Total Investments)
520	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	522,080
250	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	255,470
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	6.000%, 6/01/25	6/12 at 101.00	A–	1,021,590
335	5.500%, 6/01/31	6/12 at 101.00	A–	340,544
500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/12 at 100.00	BB+	476,565
2,605	Total Long-Term Care			2,616,249
	Tax Obligation/General – 3.7% (2.6% of Total Investments)
1,000	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	1,091,130
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,203,939
300	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	346,287
250	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward	12/19 at 100.00	Aa3	310,493
	Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured
740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue	12/21 at 100.00	AA+	799,859
	Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)
3,390	Total Tax Obligation/General			3,751,708
	Tax Obligation/Limited – 35.6% (25.0% of Total Investments)
600	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	780,132
1,745	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,860,048
1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	Aa2	1,129,780
1,100	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	1,187,010
620	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	764,460
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20 (WI/DD, Settling 5/01/12)	No Opt. Call	AAA	3,767,190
500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	655,295
815	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,005,979
1,785	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	1,883,782
600	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/26	6/22 at 100.00	BBB+	649,890
1,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	1,316,112
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
65	5.125%, 6/15/27	6/17 at 100.00	Baa3	67,349
115	5.125%, 6/15/37	6/17 at 100.00	Baa3	117,249

Nuveen Investments	49

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
$615	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	$654,126
1,235	5.000%, 9/01/37	9/17 at 100.00	A+	1,313,571
470	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	529,676
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
925	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	1,015,743
1,400	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	1,482,026
250	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	267,750
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
350	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	400,887
610	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	698,633
6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	2,424,420
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,623,193
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,548,157
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA–	1,407,424
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
3,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	1,098,270
3,500	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,205,260
6,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,945,200
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	1,104,740
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	966,904
405	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	378,639
550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	578,820
44,135	Total Tax Obligation/Limited			35,827,715
	Transportation – 22.1% (15.6% of Total Investments)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	1,078,530
1,000	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,075,550
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	537,775
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	537,675
900	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	903,402
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	Aa3	1,101,610
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	1,103,510
50	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%,	No Opt. Call	A+	59,316
	1/01/16 – NPFG Insured
3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	A+	3,147,240
	1/01/19 – FGIC Insured
300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,	No Opt. Call	AA–	371,685
	1/01/29 – AGM Insured
1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	1,107,530

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	$263,095
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/34	6/15 at 101.00	Aa2	1,589,340
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 16.962%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	Aa2	426,324
500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	519,260
5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa1	5,000,900
3,435	South Jersey Transportation Authority New Jersey, Transportation System Revenue Bonds, Series 1999, 5.125%, 11/01/22 – AMBAC Insured	11/12 at 100.00	A–	3,441,423
21,235	Total Transportation			22,264,165
	U.S. Guaranteed – 21.6% (15.2% of Total Investments) (5)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
600	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	668,244
1,200	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,335,132
385	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	453,341
690	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A2 (5)	760,746
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	798,567
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,140,810
520	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	593,221
625	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	687,394
890	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	941,656
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A2 (5)	1,009,580
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,058,971
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
130	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	157,927
20	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	24,296
700	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	778,568
375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	BBB (5)	405,326
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	9,634,042
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
85	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	85,433
1,125	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,185,199
26,730	Total U.S. Guaranteed			21,718,453
	Utilities – 2.0% (1.4% of Total Investments)
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	1,984,261

Nuveen Investments	51

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 9.8% (6.9% of Total Investments)
$225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	$230,443
7,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 1998, 5.350%, 2/01/38 – NPFG Insured (Alternative Minimum Tax)	8/12 at 100.00	A	7,003,430
250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	279,248
320	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	342,515
1,980	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31 (WI/DD, Settling 5/03/12)	9/21 at 100.00	AAA	1,958,893
9,775	Total Water and Sewer			9,814,529
$154,110	Total Investments (cost $135,435,195) – 142.2%			143,036,222
	MuniFund Term Preferred Shares, at Liquidation Value – (44.6)% (6)			(44,861,000)
	Other Assets Less Liabilities – 2.4%			2,402,708
	Net Assets Applicable to Common Shares – 100%			$100,577,930

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$180	5.000%, 1/01/32	1/15 at 100.00	B3	$111,287
150	5.125%, 1/01/37	1/15 at 100.00	B3	92,648
330	Total Consumer Discretionary			203,935
	Consumer Staples – 5.6% (3.8% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
615	4.500%, 6/01/23	6/17 at 100.00	B1	583,524
3,275	4.750%, 6/01/34	6/17 at 100.00	B2	2,556,562
885	5.000%, 6/01/41	6/17 at 100.00	B2	701,902
4,775	Total Consumer Staples			3,841,988
	Education and Civic Organizations – 13.0% (8.8% of Total Investments)
200	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	206,500
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
790	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	835,781
495	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	522,972
575	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 – AMBAC Insured	1/14 at 100.00	A+	596,235
335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.473%, 7/01/19 (IF)	No Opt. Call	AAA	483,268
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
170	5.000%, 7/01/32	7/21 at 100.00	BBB+	180,984
115	5.000%, 7/01/37	7/21 at 100.00	BBB+	120,285
500	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 – FGIC Insured	7/14 at 100.00	AA–	525,905
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	363,171
1,090	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 – RAAI Insured	7/12 at 100.00	BBB+	1,094,851
105	New Jersey Higher Education Assistance Authority Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	113,236
180	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	194,830
175	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	196,614
200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.527%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	287,568
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	635,536
815	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/12 at 100.00	BBB–	815,595
1,790	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	12/12 at 100.00	A–	1,797,787
8,410	Total Education and Civic Organizations			8,971,118

Nuveen Investments	53

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 4.9% (3.3% of Total Investments)
$600	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/12 at 100.00	N/R	$575,286
1,250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/12 at 100.00	Ba1	1,255,763
1,450	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,572,206
3,300	Total Financials			3,403,255
	Health Care – 29.3% (19.8% of Total Investments)
220	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	223,252
400	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	425,592
	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001:
380	5.000%, 8/01/31 – AMBAC Insured	8/12 at 100.00	N/R	380,262
1,925	5.000%, 8/01/41 – AMBAC Insured	8/12 at 100.00	N/R	1,925,732
260	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.960%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	353,974
500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BBB–	560,915
610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	632,576
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	1,058,920
90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	91,442
170	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	174,085
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
400	5.500%, 7/01/21	7/12 at 100.00	A3	405,896
140	5.625%, 7/01/31	7/12 at 100.00	A3	140,259
1,020	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/26	7/22 at 100.00	A	1,120,133
955	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	1,003,772
1,185	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BB+	1,190,463
1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB	1,234,201
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	571,830
630	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	595,375
1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,486,423
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
2,455	5.000%, 7/01/36	7/16 at 100.00	A2	2,514,631
435	5.000%, 7/01/46	7/16 at 100.00	A2	443,722
1,390	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Atlantic City Medical Center, Series 2002, 5.750%, 7/01/25	7/12 at 100.00	A+	1,396,477

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,150	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	7/12 at 100.00	N/R	$1,125,160
1,100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/12 at 100.00	A1	1,104,224
19,600	Total Health Care			20,159,316
	Housing/Multifamily – 3.7% (2.5% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
380	5.750%, 6/01/31	6/20 at 100.00	Baa3	416,469
200	5.875%, 6/01/42	6/20 at 100.00	Baa3	217,470
1,920	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	1,921,114
2,500	Total Housing/Multifamily			2,555,053
	Housing/Single Family – 1.9% (1.3% of Total Investments)
1,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	10/21 at 100.00	Aa1	1,066,890
215	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	217,202
1,215	Total Housing/Single Family			1,284,092
	Long-Term Care – 8.6% (5.8% of Total Investments)
365	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	366,460
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	5.500%, 6/01/21	6/13 at 100.00	A–	1,020,700
4,000	5.500%, 6/01/31	6/12 at 101.00	A–	4,066,199
520	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/12 at 100.00	BB+	495,628
5,885	Total Long-Term Care			5,948,987
	Tax Obligation/General – 2.8% (1.9% of Total Investments)
700	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	763,791
190	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	219,315
740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	799,859
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds,, 5.000%, 7/15/19	No Opt. Call	AA–	120,459
1,730	Total Tax Obligation/General			1,903,424
	Tax Obligation/Limited – 31.6% (21.4% of Total Investments)
400	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	520,088
1,000	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,065,930
750	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	809,325
435	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	536,355

Nuveen Investments	55

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	$655,295
530	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	654,195
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
670	5.250%, 1/01/36	1/22 at 100.00	A	745,958
265	5.125%, 1/01/42	1/22 at 100.00	A	288,142
1,305	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	1,383,705
300	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/26	6/22 at 100.00	BBB+	324,945
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
50	5.125%, 6/15/27	6/17 at 100.00	Baa3	51,807
75	5.125%, 6/15/37	6/17 at 100.00	Baa3	76,467
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
435	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	462,675
870	5.000%, 9/01/37	9/17 at 100.00	A+	925,349
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
655	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	719,256
985	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	1,042,711
200	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	214,200
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
295	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	337,890
525	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	601,283
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	1,616,280
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	998,888
900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,071,801
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA–	731,201
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
2,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	732,180
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,377,440
5,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,621,000
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	1,571,219
290	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	271,124
350	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	368,340
29,550	Total Tax Obligation/Limited			21,775,049
	Transportation – 26.0% (17.6% of Total Investments)
500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	537,775

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	$752,745
600	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	602,268
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	Aa3	1,101,610
765	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	844,185
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,	7/13 at 100.00	A+	2,098,160
	1/01/19 – FGIC Insured
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,	No Opt. Call	AA–	1,858,425
	1/01/29 – AGM Insured
360	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	394,643
500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	519,260
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 10/15/26 – AGM Insured	4/14 at 100.00	Aa2	3,039,569
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Seventh Series 2002, 5.125%, 6/15/37 – AMBAC Insured (Alternative Minimum Tax)	6/14 at 100.00	Aa2	2,028,780
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
4,000	7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	4,080,119
50	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa1	50,009
16,975	Total Transportation			17,907,548
	U.S. Guaranteed – 14.8% (10.0% of Total Investments) (5)
1,000	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R (5)	1,029,390
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
435	5.500%, 6/15/24 (Pre-refunded 6/15/12)	6/12 at 100.00	Aaa	437,832
400	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	445,496
400	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	443,384
700	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	778,827
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey Project, Series 2002C, 4.750%, 7/01/19 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AA (5)	1,511,625
175	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	206,064
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
750	5.000%, 7/01/26 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	790,253
630	5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	666,565
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	206,519
1,875	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	2,085,450
250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	BBB (5)	270,218
1,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,316,888
9,535	Total U.S. Guaranteed			10,188,511
	Utilities – 3.3% (2.2% of Total Investments)
2,300	Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%, 10/01/34 – NPFG Insured	10/12 at 100.00	BBB	2,299,862

Nuveen Investments	57

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.1% (1.4% of Total Investments)
$150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	$153,629
500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	558,495
220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	235,479
500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	A+	503,825
1,370	Total Water and Sewer			1,451,428
$107,475	Total Investments (cost $96,972,508) – 147.9%			101,893,566
	MuniFund Term Preferred Shares, at Liquidation Value – (50.9)% (6)			(35,050,000)
	Other Assets Less Liabilities – 3.0%			2,067,734
	Net Assets Applicable to Common Shares – 100%			$68,911,300

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

58	Nuveen Investments

Nuveen New Jersey Municipal Value Fund
NJV	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.8% (5.6% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B2	$117,095
1,750	5.000%, 6/01/41	6/17 at 100.00	B2	1,387,942
1,900	Total Consumer Staples			1,505,037
	Education and Civic Organizations – 9.1% (8.8% of Total Investments)
100	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Refunding Series 2008K, 3.300%, 7/01/12	No Opt. Call	AAA	100,541
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB+	53,231
30	5.000%, 7/01/37	7/21 at 100.00	BBB+	31,379
40	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2005E, 3.750%, 7/01/13 – AGM Insured	No Opt. Call	AA–	41,264
900	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Kean University, Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	999,846
30	New Jersey Higher Education Assistance Authority Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	32,353
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,109,460
2,150	Total Education and Civic Organizations			2,368,074
	Health Care – 25.9% (25.0% of Total Investments)
510	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	521,812
105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	113,104
2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB)	7/19 at 100.00	AA–	2,180,720
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	1,016,280
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB	74,158
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	870,563
705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	722,124
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	7/12 at 100.00	N/R	978,400
220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	244,510
6,360	Total Health Care			6,721,671
	Housing/Multifamily – 4.6% (4.5% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	109,597
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	54,368
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	1,038,710
1,150	Total Housing/Multifamily			1,202,675

Nuveen Investments	59

Nuveen New Jersey Municipal Value Fund (continued)
NJV	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.9% (1.9% of Total Investments)
$480	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	10/21 at 100.00	Aa1	$503,093
	Tax Obligation/General – 9.7% (9.4% of Total Investments)
100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	AA–	106,382
75	Clark Township Board of Education, Union County, New Jersey, General Obligation Bonds, School Series 2005, 4.000%, 6/01/13 – AGM Insured	No Opt. Call	Aa3	77,944
55	Essex County, New Jersey, General Obligation Bonds, Series 2005A, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	Aa2	57,579
25	Hamilton Township Atlantic County School District, New Jersey, General Obligation Bonds, Series 2003, 3.750%, 7/15/12 – AGM Insured	No Opt. Call	Aa3	25,185
10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA–	11,952
255	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/14 – AGM Insured	No Opt. Call	AA–	280,916
50	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	53,602
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	164,409
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	166,887
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	Aa3	620,985
30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	34,029
50	Passaic County, New Jersey, General Obligation Bonds, Series 2004, 3.500%, 3/15/15 – NPFG Insured	No Opt. Call	Aa3	53,438
100	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011, 4.000%, 1/15/13	No Opt. Call	AA	102,493
100	Ridgewood, New Jersey, General Obligation Bonds, Series 2005, 4.000%, 7/01/12	No Opt. Call	AAA	100,648
100	Swedesboro Woolwich Consolidated School District, Gloucester County, New Jersey, General Obligation Bonds, Series 2006, 4.500%, 1/15/14 – AGM Insured	No Opt. Call	Aa3	106,039
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	162,134
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	Aaa	190,118
100	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	105,323
90	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2006, 5.000%, 7/01/12 – NPFG Insured	No Opt. Call	Aa2	90,712
2,260	Total Tax Obligation/General			2,510,775
	Tax Obligation/Limited – 31.2% (30.2% of Total Investments)
25	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%,12/15/13 – AGM Insured	No Opt. Call	Aa2	26,747
200	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	262,118
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	670,742
50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%,6/15/16 – RAAI Insured	No Opt. Call	Aaa	59,645

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$100	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/14	No Opt. Call	BBB+	$108,016
700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	749,700
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	2,299,497
6,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A+	1,407,529
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,129,799
250	The Camden County Improvement Authority (Camden County, New Jersey) County Guaranteed Loan Revenue Bonds (County Capital Program) Series 2011, 2.000%, 1/15/13	No Opt. Call	Aa2	252,348
105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	109,878
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB+	1,019,510
12,235	Total Tax Obligation/Limited			8,095,529
	Transportation – 5.8% (5.6% of Total Investments)
500	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (4)	11/12 at 100.00	N/R	213,025
400	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Mandatory put 6/01/13) (Alternative Minimum Tax)	6/13 at 101.00	B	428,996
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
10	6.500%, 1/01/16	No Opt. Call	A+	11,863
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,932
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	844,698
1,680	Total Transportation			1,504,514
	U.S. Guaranteed – 6.5% (6.3% of Total Investments) (5)
50	Matawan-Aberdeen Regional School District, Monmouth County, New Jersey, General Obligation Bonds, Series 2003, 4.500%, 9/15/27 (Pre-refunded 9/15/12) – FGIC Insured	9/12 at 100.00	Aa3 (5)	50,811
1,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,112,609
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
30	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	36,445
300	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	333,672
80	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	88,979
60	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	60,267
10	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	10,535
1,530	Total U.S. Guaranteed			1,693,318
	Utilities – 1.5% (1.5% of Total Investments)
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	394,224

Nuveen Investments	61

Nuveen New Jersey Municipal Value Fund (continued)
NJV	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 1.3% (1.2% of Total Investments)
$100	Cape May County Municipal Utilities Authority, New Jersey, Revenue Bonds, Refunding Series 2002A, 5.750%, 1/01/13 – AGM Insured	No Opt. Call	Aa1	$103,590
220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, American Water Company, Series 1998A, 5.250%, 7/01/38 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	A	222,178
320	Total Water and Sewer			325,768
$30,365	Total Investments (cost $23,592,966) – 103.3%			26,824,678
	Floating Rate Obligations – (5.8)%			(1,500,000)
	Other Assets Less Liabilities – 2.5%			631,926
	Net Assets Applicable to Common Shares – 100%			$25,956,604

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

62	Nuveen Investments

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 0.5% (0.3% of Total Investments)
$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,229,570
	Education and Civic Organizations – 22.3% (14.6% of Total Investments)
200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	223,496
700	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	852,971
1,235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,226,281
2,000	Chester County Industrial Development Authority, Pennsylvania, Educational Facilities Revenue Bonds, Westtown School, Series 2002, 5.000%, 1/01/26 – AMBAC Insured	7/12 at 100.00	A	2,006,160
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,710	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,873,715
840	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	914,626
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
790	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	786,042
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	245,310
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	738,243
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	711,723
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	679,197
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	646,572
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	613,475
1,515	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,516,030
900	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	970,209
355	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	359,920
1,235	Pennsylvania Higher Education Assistance Agency, Capital Acquisition Revenue Refunding Bonds, Series 2001, 5.000%, 12/15/30 – NPFG Insured	11/12 at 100.00	BBB	1,234,988
2,175	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	Aa2	2,640,059
4,600	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	5,096,202
1,900	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	1,987,001
1,435	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,483,288
2,650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,809,954
750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	824,753
3,870	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	4,398,371

Nuveen Investments	63

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/20	1/13 at 100.00	A1	$326,160
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	1,083,790
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,160,940
2,945	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 – RAAI Insured	7/13 at 100.00	A–	3,024,839
785	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	830,051
6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29 (UB)	9/15 at 100.00	Aa1	7,140,445
600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	659,904
3,650	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	4,127,931
1,665	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/18	4/13 at 100.00	Aa2	1,734,381
600	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	646,698
53,250	Total Education and Civic Organizations			56,573,725
	Health Care – 22.4% (14.7% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba2	1,062,175
1,555	5.125%, 4/01/35	4/15 at 100.00	Ba2	1,334,890
3,360	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	3,747,979
890	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	989,235
2,460	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	2,899,897
595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	638,310
1,300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	1,355,575
280	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	293,919
3,335	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	3,514,957
1,890	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	2,028,499
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	11/12 at 101.00	BB+	252,298
2,800	5.900%, 11/15/28	11/12 at 101.00	BB+	2,813,804
3,280	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,456,661
1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	1,294,238
5,345	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	5,725,190

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
$3,000	5.500%, 7/01/28	7/19 at 100.00	A–	$3,201,780
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,075,490
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
450	4.000%, 1/01/25	1/22 at 100.00	A	451,233
740	5.000%, 1/01/41	1/22 at 100.00	A	762,555
710	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	724,711
	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital, Series 2002A:
1,000	5.000%, 6/01/22	6/12 at 101.00	A	1,016,810
2,300	5.125%, 6/01/27	6/12 at 101.00	A	2,308,717
215	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	235,988
1,000	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	1,045,000
335	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa1	377,344
1,240	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Series 2012A, 5.000%, 8/15/42 (WI/DD, Settling 5/02/12)	8/22 at 100.00	AA–	1,356,300
1,795	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,925,658
1,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.462%, 7/01/19 (IF)	No Opt. Call	AA	1,451,439
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,710,264
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
525	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	527,625
370	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	367,632
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,635	6.875%, 8/01/31	8/21 at 100.00	BBB+	1,881,296
1,365	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,544,047
1,875	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	2,156,850
1,280	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	BBB+	1,416,678
53,353	Total Health Care			56,945,044
	Housing/Multifamily – 4.3% (2.8% of Total Investments)
200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	213,402
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,039,140
400	5.000%, 7/01/32	7/22 at 100.00	BBB+	419,316
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	5,057,500
3,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	3,326,697
800	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	770,376
10,700	Total Housing/Multifamily			10,826,431
Nuveen Investments	65

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 8.6% (5.7% of Total Investments)
$8,710	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	$8,801,107
970	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	992,300
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A:
1,370	5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,396,359
1,360	5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	1,386,166
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,355,813
1,745	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,778,626
2,800	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	3,065,440
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 12.301%, 4/01/27 (IF)	4/21 at 100.00	AA+	1,144,230
2,015	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32 (Alternative Minimum Tax)	10/12 at 100.00	Aa1	2,016,592
21,325	Total Housing/Single Family			21,936,633
	Industrials – 3.4% (2.2% of Total Investments)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
1,275	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,427,949
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,090,640
5,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/12 – AMBAC Insured	No Opt. Call	A1	5,043,200
8,275	Total Industrials			8,561,789
	Long-Term Care – 3.6% (2.3% of Total Investments)
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,608,600
1,330	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	1,332,647
1,500	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+	1,501,800
1,000	Delaware County Authority, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	1,032,100
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26	11/16 at 100.00	A	1,615,751
415	5.000%, 11/01/36	11/16 at 100.00	A	425,495
1,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%,	7/12 at 100.50	Baa1	1,515,735
	7/01/26 – AMBAC Insured
8,795	Total Long-Term Care			9,032,128
	Materials – 1.1% (0.8% of Total Investments)
1,260	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,331,782
1,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/12 at 100.00	N/R	1,574,475
3,010	Total Materials			2,906,257

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 33.5% (22.1% of Total Investments)
$3,430	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	$3,720,178
3,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,567,270
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	341,149
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,552,308
915	4.000%, 7/01/26	7/20 at 100.00	AA	982,893
6,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	7,002,000
7,350	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	3,077,372
4,920	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32 (WI/DD, Settling 5/01/12)	10/22 at 100.00	Aa3	4,972,398
1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	N/R	1,395,362
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured (UB)	12/16 at 100.00	Aa2	5,294,450
4,830	Pennsylvania State, General Obligation Bonds, Series 2006, Residuals 1986, 12.539%, 3/01/15 (IF)	No Opt. Call	Aa1	6,190,225
1,675	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	1,954,541
2,620	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	3,136,402
4,135	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	4,287,743
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA–	3,423,540
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A1	2,931,129
1,280	5.000%, 9/01/26	9/22 at 100.00	A1	1,432,064
1,130	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37 (WI/DD, Settling 5/04/12)	11/22 at 100.00	Aa1	1,136,079
1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aa3	1,213,027
800	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	758,688
445	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003, 5.250%, 11/01/21 – FGIC Insured	11/13 at 100.00	A	468,750
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB)	No Opt. Call	Aa2	26,354,370
78,190	Total Tax Obligation/General			85,191,938
	Tax Obligation/Limited – 6.5% (4.3% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,859,328
655	5.125%, 1/01/42	1/22 at 100.00	A	712,201
2,140	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,334,526
2,700	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	2,825,604
3,140	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	960,683

Nuveen Investments	67

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.500%, 8/01/44	8/19 at 100.00	A+	$2,935,450
1,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,756,186
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,155,220
17,430	Total Tax Obligation/Limited			16,539,198
	Transportation – 14.6% (9.6% of Total Investments)
630	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	657,235
400	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	430,140
2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	Baa2	2,035,855
5,400	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	5,514,048
1,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA	1,300,260
2,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	2,810,675
3,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	3,288,150
6,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	6,001,908
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	Aa3	4,349,414
2,930	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	3,327,337
750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	787,365
3,600	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	3,681,072
2,985	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1	2,941,419
35,850	Total Transportation			37,124,878
	U.S. Guaranteed – 14.9% (9.8% of Total Investments) (4)
1,400	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	A3 (4)	1,536,430
1,115	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	N/R (4)	1,141,682
5,525	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (4)	6,135,236
1,125	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (4)	1,198,924
5,000	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2002W, 5.000%, 6/15/19 (Pre-refunded 6/15/12) – AMBAC Insured	6/12 at 100.00	Aa2 (4)	5,030,100
680	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/20 (Pre-refunded 1/01/13)	1/13 at 100.00	A1 (4)	701,610
1,500	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	Aa1 (4)	1,786,335
500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	Aa1 (4)	580,220

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
$510	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	$606,706
860	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	1,027,958
515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	638,502
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2001A:
5,525	5.375%, 11/01/20 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A1 (4)	5,669,147
3,185	5.000%, 11/01/31 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A1 (4)	3,262,077
1,615	Sayre Health Care Facility Authority, Pennsylvania, Revenue Bonds, Latrobe Area Hospital, Series 2002A, 5.250%, 7/01/13 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	1,628,841
960	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	1,072,214
2,655	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (4)	3,124,192
2,370	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	2,740,644
35,040	Total U.S. Guaranteed			37,880,818
	Utilities – 5.9% (3.9% of Total Investments)
1,250	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+	1,302,088
1,430	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	1,463,419
700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	723,135
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	2,074,380
5,490	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	5,598,043
3,700	York County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, PSEG Power Project, Series 2001A, 5.500%, 9/01/20	9/12 at 101.00	Baa1	3,743,586
14,570	Total Utilities			14,904,651
	Water and Sewer – 9.8% (6.4% of Total Investments)
2,100	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,352,378
2,205	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,325,128
5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	5,030,700
2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	2,002,920
1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,759,488
500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	548,035
3,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	3,812,900
1,815	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2001A, 5.000%, 11/01/31 – FGIC Insured	11/12 at 100.00	A1	1,827,052

Nuveen Investments	69

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,150	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	$2,295,125
2,620	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	2,821,137
23,490	Total Water and Sewer			24,774,863
$364,278	Total Long-Term Investments (cost $360,793,748)			384,427,923

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 0.8% (0.5% of Total Investments)
$2,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Variable Rate Demand	No Opt. Call	N/R	$2,000,000
	Obligations, Tender Option Bond Trust 3932, 0.350%, 6/29/12 (5)
	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $362,793,748) – 152.2%			386,427,923
	Floating Rate Obligations – (10.5)%			(26,625,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.3%) (6)			(112,500,000)
	Other Assets Less Liabilities – 2.6%			6,634,068
	Net Assets Applicable to Common Shares – 100%			$253,936,991

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short- term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.1%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

70	Nuveen Investments

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 23.4% (16.2% of Total Investments)
$200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$223,496
445	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	542,246
1,245	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2004A, 5.000%, 3/01/19 – FGIC Insured	3/14 at 100.00	A–	1,313,936
1,140	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,131,952
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,565	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,714,833
770	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	838,407
	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003:
1,705	5.250%, 8/01/19 – FGIC Insured	8/13 at 100.00	A1	1,783,754
1,350	5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,410,548
1,000	5.250%, 8/01/21 – FGIC Insured	8/13 at 100.00	A1	1,042,750
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
725	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	721,368
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	245,310
3,060	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	3,064,253
1,575	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,576,071
855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	921,699
325	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	329,505
4,200	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	4,653,054
1,285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,328,240
2,420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,566,071
750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	824,753
3,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	3,409,590
1,845	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/32	1/13 at 100.00	A1	1,861,162
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	1,083,790
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,160,940
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 – RAAI Insured	7/13 at 100.00	A–	1,340,837
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.400%, 7/15/36	7/13 at 100.00	A–	726,446
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	845,912

Nuveen Investments	71

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,000	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	$1,028,580
2,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	2,222,060
10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	Aa1	10,939,518
530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	582,915
1,545	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Montgomery County Community College, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	Aa2	1,715,321
750	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/19	4/13 at 100.00	Aa2	780,900
300	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	323,349
52,245	Total Education and Civic Organizations			55,253,566
	Health Care – 24.4% (16.9% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba2	1,062,175
1,455	5.125%, 4/01/35	4/15 at 100.00	Ba2	1,249,045
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
1,210	5.000%, 5/15/27	5/21 at 100.00	AA–	1,337,268
2,000	5.000%, 5/15/28	5/21 at 100.00	AA–	2,200,640
2,070	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	2,300,805
1,640	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	1,933,265
1,200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	1,251,300
395	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	414,635
1,835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	1,934,017
1,885	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	2,023,133
5,000	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/12 at 101.00	BB+	5,024,650
2,990	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,151,041
1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	1,294,238
4,505	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	4,825,441
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
3,000	5.500%, 7/01/28	7/19 at 100.00	A–	3,201,780
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,075,490
650	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	663,468
600	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	618,288

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital, Series 2002A:
$2,000	5.000%, 6/01/22	6/12 at 101.00	A	$2,033,620
1,000	5.125%, 6/01/27	6/12 at 101.00	A	1,003,790
565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	620,155
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A3	1,330,293
1,000	5.500%, 8/15/35	8/18 at 100.00	A3	1,045,000
650	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa1	732,160
930	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Series 2012A, 5.000%, 8/15/42 (WI/DD, Settling 5/02/12)	8/22 at 100.00	AA–	1,017,225
3,575	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,835,224
695	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.462%,7/01/19 (IF)	No Opt. Call	AA	865,880
10	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/12 at 100.00	BBB–	10,006
2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/12 at 100.00	N/R	1,912,740
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
475	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	477,375
330	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	327,888
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,365	6.875%, 8/01/31	8/21 at 100.00	BBB+	1,570,624
1,135	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,283,878
1,720	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	1,978,550
1,300	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	1,426,711
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	601,508
54,395	Total Health Care			57,633,306
	Housing/Multifamily – 3.9% (2.7% of Total Investments)
2,000	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue	10/12 at 100.00	AA+	2,017,460
	Bonds, Darby Townhouses Project, Series 2002A, 5.500%, 4/01/32 (Mandatory put 4/01/22) (Alternative Minimum Tax)
750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	800,258
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	2,141,349
3,400	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	3,427,506
740	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	712,598
8,925	Total Housing/Multifamily			9,099,171

Nuveen Investments	73

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 6.4% (4.4% of Total Investments)
$3,900	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	$3,940,794
485	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax) (UB)	4/15 at 100.00	AA+	496,149
2,580	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	2,629,640
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,355,813
1,375	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,401,496
355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-103-C, 5.200%, 10/01/28	10/17 at 100.00	AA+	376,591
2,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	2,627,520
1,820	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 12.301%, 4/01/27 (IF)	4/21 at 100.00	AA+	2,082,499
140	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/12 at 100.00	Aa1	140,302
14,410	Total Housing/Single Family			15,050,804
	Industrials – 1.8% (1.2% of Total Investments)
1,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,366,351
2,750	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 – AMBAC Insured	7/12 at 101.00	A1	2,798,978
3,970	Total Industrials			4,165,329
	Long-Term Care – 5.9% (4.1% of Total Investments)
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,608,600
4,905	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	4,914,761
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/22 – RAAI Insured	12/12 at 100.00	BBB+	1,004,570
500	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	516,050
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,565	5.000%, 11/01/31	11/16 at 100.00	A	1,619,446
230	5.000%, 11/01/36	11/16 at 100.00	A	235,817
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
1,000	6.150%, 12/01/20 – RAAI Insured	8/12 at 100.00	BBB	1,002,210
2,000	5.900%, 12/01/30 – RAAI Insured	6/12 at 100.00	BBB	2,001,740
1,230	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	6/12 at 100.00	BB	1,094,811
13,930	Total Long-Term Care			13,998,005
	Materials – 2.2% (1.5% of Total Investments)
1,190	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,257,794
4,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/12 at 100.00	N/R	4,048,650
5,690	Total Materials			5,306,444

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 18.6% (12.9% of Total Investments)
$3,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	$3,567,270
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA–	935,060
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA–	1,424,060
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA–	1,372,800
260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	308,695
2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – AGM Insured	5/16 at 100.00	Aa2	2,406,468
4,835	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.539%, 3/01/15 (IF)	No Opt. Call	Aa1	6,196,632
1,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	1,750,335
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C:
1,000	5.000%, 9/01/14	No Opt. Call	Aa2	1,093,950
1,400	5.000%, 9/01/15	No Opt. Call	Aa2	1,576,974
1,555	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 4.000%, 9/01/15	No Opt. Call	Aa2	1,700,797
3,775	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	3,914,449
1,950	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	2,181,660
2,700	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	3,077,730
6,710	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	2,808,135
2,250	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	N/R	2,095,200
940	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	891,458
	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003:
360	5.250%, 11/01/21 – FGIC Insured	11/13 at 100.00	A	379,213
490	5.250%, 11/01/22 – FGIC Insured	11/13 at 100.00	A	516,151
1,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, York City School District, Series 2003, 4.000%, 5/01/21 – AGM Insured	5/13 at 100.00	Aa3	1,525,125
1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 – AGM Insured	9/15 at 100.00	AA–	1,584,646
2,400	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,644,080
47,390	Total Tax Obligation/General			43,950,888
	Tax Obligation/Limited – 7.7% (5.3% of Total Investments)
1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,586,955
1,950	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,127,255
5,015	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	5,248,297
6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa1	6,662,335
2,880	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	881,136

Nuveen Investments	75

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,670	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	Aa2	$1,263,616
435	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	497,723
23,450	Total Tax Obligation/Limited			18,267,317
	Transportation – 13.1% (9.0% of Total Investments)
650	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	678,100
1,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	1,591,518
4,600	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.875%, 6/01/33 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	4,668,540
2,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA	2,383,810
5,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	5,001,590
2,680	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	3,043,435
1,400	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	1,469,748
3,250	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	3,323,190
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB	2,091,920
6,700	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3	6,589,315
30,460	Total Transportation			30,841,166
	U.S. Guaranteed – 19.7% (13.6% of Total Investments) (4)
1,200	Butler County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/15/23 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	A+ (4)	1,272,372
1,615	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	A3 (4)	1,772,382
1,230	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	N/R (4)	1,259,434
3,500	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (4)	3,886,575
2,600	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2003, 5.000%, 9/01/24 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	N/R (4)	2,703,038
610	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	675,740
4,085	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2002W, 5.000%, 6/15/19 (Pre-refunded 6/15/12) – AMBAC Insured	6/12 at 100.00	Aa2 (4)	4,109,592
3,905	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/32 (Pre-refunded 1/01/13)	1/13 at 100.00	A1 (4)	4,029,101
3,200	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	Aa1 (4)	3,810,848
1,000	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	Aa1 (4)	1,160,440
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
470	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	559,121
790	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	944,287

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$3,740	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (4)	$4,586,474
1,970	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	2,514,469
	Sayre Health Care Facility Authority, Pennsylvania, Revenue Bonds, Latrobe Area Hospital, Series 2002A:
1,700	5.250%, 7/01/14 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	1,714,569
1,200	5.250%, 7/01/15 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	1,210,284
1,015	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	1,133,643
	State Public School Building Authority, Berkes County, Pennsylvania, School Revenue Bonds, Brandywine Heights Area School District, Series 2003:
1,930	5.000%, 2/01/20 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aa3 (4)	1,998,920
1,955	5.000%, 2/01/21 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aa3 (4)	2,024,813
4,050	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	4,257,077
725	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	838,383
42,490	Total U.S. Guaranteed			46,461,562
	Utilities – 5.2% (3.6% of Total Investments)
1,125	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+	1,171,879
2,000	Indiana County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, PSEG Power LLC, Series 2001A, 5.850%, 6/01/27 (Alternative Minimum Tax)	6/12 at 101.00	Baa1	2,021,700
2,150	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	2,200,246
700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	723,135
1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	1,037,190
5,050	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	5,149,383
12,025	Total Utilities			12,303,533
	Water and Sewer – 12.4% (8.6% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A:
1,900	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,128,342
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,374,782
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	A1	600,781
2,500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,636,200
4,000	Bucks County Industrial Development Authority, Pennsylvania, Water Facility Revenue Bonds, Pennsylvania Suburban Water Company, Series 2002, 5.550%, 9/01/32 – NPFG Insured (Alternative Minimum Tax)	9/12 at 100.00	AA–	4,005,280
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015:
1,665	13.014%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	2,338,742
205	13.002%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	279,292
2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	2,002,920
1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,759,488
	Norristown Municipal Waste Authority, Pennsylvania, Sewer Revenue Bonds, Series 2003:
1,140	5.125%, 11/15/22 – FGIC Insured	11/13 at 100.00	N/R	1,169,686
2,535	5.125%, 11/15/23 – FGIC Insured	11/13 at 100.00	N/R	2,597,057

Nuveen Investments	77

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	$548,035
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,135,000
2,440	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	2,627,319
2,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	2,063,240
27,150	Total Water and Sewer			29,266,164
$336,530	Total Investments (cost $318,579,734) – 144.7%			341,597,255
	Floating Rate Obligations – (5.0)%			(11,875,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.4)% (6)			(100,000,000)
	Other Assets Less Liabilities – 2.7%			6,316,441
	Net Assets Applicable to Common Shares – 100%			$236,038,696

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.3%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

78	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.4% (1.7% of Total Investments)
$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,229,570
	Education and Civic Organizations – 21.3% (14.8% of Total Investments)
100	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	111,748
235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	233,341
700	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	712,180
720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	719,028
300	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	278,205
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
295	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	323,243
145	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	157,882
160	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	159,198
200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	215,602
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 – NPFG Insured	8/15 at 100.00	A1	1,061,200
75	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	76,040
500	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	Aa2	606,910
900	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	997,083
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	522,895
220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	227,403
540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	572,594
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	795,571
350	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.500%, 1/01/16	1/13 at 100.00	A1	359,940
1,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	1,111,030
470	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	331,613
110	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	120,982
230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	231,290
750	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	848,205
150	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	161,675
10,350	Total Education and Civic Organizations			10,934,858

Nuveen Investments	79

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 22.8% (15.9% of Total Investments)
$550	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	$472,148
455	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	448,607
700	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA–	773,626
445	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	494,618
200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	208,550
80	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	83,977
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	880,057
230	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	220,133
600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/12 at 101.00	BB+	602,958
650	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	685,009
250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	258,848
1,025	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,081,129
700	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	A–	752,843
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
115	4.000%, 1/01/25	1/22 at 100.00	A	115,315
170	5.000%, 1/01/41	1/22 at 100.00	A	175,182
140	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	142,901
700	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital, Series 2002A, 5.125%, 6/01/27	6/12 at 101.00	A	702,653
165	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	181,107
310	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Series 2012A, 5.000%, 8/15/42 (WI/DD, Settling 5/02/12)	8/22 at 100.00	AA–	339,075
1,495	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,603,820
230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.462%, 7/01/19 (IF)	No Opt. Call	AA	286,550
25	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/12 at 100.00	N/R	23,909
625	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	718,950
420	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	460,937
11,115	Total Health Care			11,712,902
	Housing/Multifamily – 2.6% (1.8% of Total Investments)
150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	160,052

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$350	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BBB+	$366,902
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	705,663
100	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	96,297
1,300	Total Housing/Multifamily			1,328,914
	Housing/Single Family – 5.4% (3.8% of Total Investments)
475	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	179,022
175	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax) (UB)	4/15 at 100.00	AA+	366,938
550	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	560,582
360	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	479,968
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	437,920
665	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 12.301%, 4/01/27 (IF)	4/21 at 100.00	AA+	760,913
2,625	Total Housing/Single Family			2,785,343
	Industrials – 3.1% (2.2% of Total Investments)
290	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	315,917
1,250	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 – AMBAC Insured	7/12 at 101.00	A1	1,272,263
1,540	Total Industrials			1,588,180
	Long-Term Care – 15.8% (11.0% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
220	5.750%, 1/01/27	1/17 at 100.00	N/R	217,939
360	5.750%, 1/01/37	1/17 at 100.00	N/R	338,764
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,072,400
220	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	220,438
230	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	237,383
200	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	205,058
185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	194,257
785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	783,524
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
1,240	5.250%, 6/01/14	6/12 at 100.00	BB	1,240,471
50	5.125%, 6/01/18	6/12 at 100.00	BB	49,382
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
670	5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	677,430
2,875	5.250%, 7/01/31 – AMBAC Insured	7/12 at 100.50	Baa1	2,891,789
8,035	Total Long-Term Care			8,128,835

Nuveen Investments	81

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 2.5% (1.7% of Total Investments)
$350	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	$359,531
210	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	221,964
750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/12 at 100.00	N/R	674,775
1,310	Total Materials			1,256,270
	Tax Obligation/General – 22.5% (15.6% of Total Investments)
500	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	542,300
2,010	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32 (WI/DD, Settling 5/01/12)	10/22 at 100.00	Aa3	2,031,406
500	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	520,425
1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,027,860
375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	437,584
840	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	871,030
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/14 – AGM Insured	No Opt. Call	AA–	3,312,506
480	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	537,024
505	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37 (WI/DD, Settling 5/04/12)	11/22 at 100.00	Aa1	507,717
2,220	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	929,070
160	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	151,738
600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	661,020
12,190	Total Tax Obligation/General			11,529,680
	Tax Obligation/Limited – 10.6% (7.4% of Total Investments)
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,003,970
450	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	476,087
425	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	463,633
1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,220,620
1,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	1,046,520
750	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	791,933
630	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	192,749
245	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	246,953
5,500	Total Tax Obligation/Limited			5,442,465
82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 10.4% (7.3% of Total Investments)
$130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	$135,620
680	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	731,238
1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.875%, 6/01/33 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	1,014,900
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
880	0.000%, 12/01/34	12/20 at 100.00	AA	802,419
250	5.000%, 12/01/38	12/19 at 100.00	AA	270,888
680	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	764,504
420	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	476,956
150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	157,473
1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	990,610
5,190	Total Transportation			5,344,608
	U.S. Guaranteed – 13.8% (9.6% of Total Investments) (4)
1,000	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R (4)	1,055,510
800	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (4)	888,360
1,000	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2002W, 5.000%, 6/15/19 (Pre-refunded 6/15/12) – AMBAC Insured	6/12 at 100.00	Aa2 (4)	1,006,020
300	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	Aa1 (4)	357,267
255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	303,353
350	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/18 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	371,774
120	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	148,777
1,700	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	1,723,425
170	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	189,871
1,000	Washington County Hospital Authority, Pennsylvania, Revenue Bonds, Monongahela Valley Hospital Project, Series 2002, 5.500%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 101.00	Baa1 (4)	1,014,490
6,695	Total U.S. Guaranteed			7,058,847
	Utilities – 3.5% (2.4% of Total Investments)
500	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB+	520,835
	Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured
140	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	144,627
1,105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,126,746
1,745	Total Utilities			1,792,208

Nuveen Investments	83

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.9% (4.8% of Total Investments)
$500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	$527,240
375	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.002%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	510,900
600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	600,876
400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	439,872
100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	109,607
500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	544,700
750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	807,578
3,225	Total Water and Sewer			3,540,773
$71,820	Total Investments (cost $69,667,535) – 143.6%			73,673,453
	Floating Rate Obligations – (1.8)%			(925,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (45.2)% (6)			(23,190,000)
	Other Assets Less Liabilities – 3.4%			1,731,418
	Net Assets Applicable to Common Shares – 100%			$51,289,871

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

84	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 17.3% (11.9% of Total Investments)
$1,000	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$1,117,480
100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	121,853
800	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	813,920
720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	719,028
450	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	417,308
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
340	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	372,552
165	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	179,659
180	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	179,098
200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	215,602
80	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	81,109
1,050	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	1,163,264
285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	294,590
610	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	646,820
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	909,224
530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	373,947
120	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	131,981
270	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	271,515
600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	678,564
1,000	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/20	4/13 at 100.00	Aa2	1,041,200
50	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	53,892
9,350	Total Education and Civic Organizations			9,782,606
	Health Care – 16.7% (11.5% of Total Investments)
625	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	536,531
520	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	512,694
650	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	725,056
595	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	661,343

Nuveen Investments	85

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	$312,825
95	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	99,722
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	880,057
270	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	258,417
600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/12 at 101.00	BB+	602,958
740	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	779,856
1,155	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,218,248
160	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	163,315
145	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	149,420
175	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	192,084
620	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Series 2012A, 5.000%, 8/15/42 (WI/DD, Settling 5/02/12)	8/22 at 100.00	AA–	678,150
300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	321,837
350	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.462%, 7/01/19 (IF)	No Opt. Call	AA	436,055
335	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	385,357
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
220	5.625%, 1/01/32	1/22 at 100.00	BBB+	243,492
250	5.750%, 1/01/41	1/22 at 100.00	BBB+	274,368
8,940	Total Health Care			9,431,785
	Housing/Multifamily – 2.0% (1.4% of Total Investments)
200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	213,402
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	806,472
120	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	115,556
1,120	Total Housing/Multifamily			1,135,430
	Housing/Single Family – 7.4% (5.1% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-95A:
245	4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	247,563
225	4.900%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	227,353
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A:
95	4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	97,184
110	4.950%, 10/01/26 (Alternative Minimum Tax) (UB)	4/15 at 100.00	AA+	112,527
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A:
470	5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	479,043
325	5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	331,251

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$1,100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	$1,100,660
390	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	397,515
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	437,920
665	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 12.301%, 4/01/27 (IF)	4/21 at 100.00	AA+	760,913
4,025	Total Housing/Single Family			4,191,929
	Industrials – 5.9% (4.1% of Total Investments)
255	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	277,789
3,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	3,051,088
3,255	Total Industrials			3,328,877
	Long-Term Care – 9.8% (6.8% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
250	5.750%, 1/01/27	1/17 at 100.00	N/R	247,658
400	5.750%, 1/01/37	1/17 at 100.00	N/R	376,404
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,072,400
300	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	300,597
300	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	309,630
205	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	210,184
185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	194,257
785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	783,524
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
1,260	5.250%, 6/01/14	6/12 at 100.00	BB	1,260,479
50	5.125%, 6/01/18	6/12 at 100.00	BB	49,382
750	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%,	7/13 at 100.00	Baa1	758,318
	7/01/23 – AMBAC Insured
5,485	Total Long-Term Care			5,562,833
	Materials – 2.4% (1.7% of Total Investments)
400	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	410,892
280	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	295,952
750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/12 at 100.00	N/R	674,775
1,430	Total Materials			1,381,619

Nuveen Investments	87

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 26.6% (18.4% of Total Investments)
$1,740	Butler County, Pennsylvania, Butler Area School District, General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 – FGIC Insured	10/12 at 100.00	BBB	$1,755,797
4,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	4,668,000
	Greensburg Salem School District, Westmoreland County, Pennsylvania, General Obligation Refunding Bonds, Series 2002:
725	5.375%, 9/15/15 – FGIC Insured	9/12 at 100.00	A+	737,927
1,000	5.375%, 9/15/16 – FGIC Insured	9/12 at 100.00	A+	1,017,440
1,375	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	1,431,169
1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,027,860
375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	437,584
725	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	867,898
950	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	985,093
225	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	256,478
2,510	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	1,050,435
180	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	170,705
600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	661,020
15,405	Total Tax Obligation/General			15,067,406
	Tax Obligation/Limited – 17.3% (11.9% of Total Investments)
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,003,970
1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA–	1,648,260
4,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/12 at 100.00	Baa2	3,712,318
610	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	665,449
1,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,464,744
800	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	844,728
710	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	217,225
245	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	246,953
10,065	Total Tax Obligation/Limited			9,803,647
	Transportation – 12.3% (8.4% of Total Investments)
130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	135,620
720	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	774,252

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.875%, 6/01/33 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	$1,014,900
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
875	0.000%, 12/01/34	12/20 at 100.00	AA	797,860
250	5.000%, 12/01/38	12/19 at 100.00	AA	270,888
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	1,096,050
670	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	760,859
150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	157,473
1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	990,610
1,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	Baa3	939,760
6,795	Total Transportation			6,938,272
	U.S. Guaranteed – 12.0% (8.3% of Total Investments) (4)
1,155	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennswood Village Project, Series 2002A, 6.000%, 10/01/34 (Pre-refunded 10/01/12)	10/12 at 101.00	N/R (4)	1,194,085
1,000	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R (4)	1,055,510
1,100	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 57.98	N/R (4)	636,724
315	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	374,730
1,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/20 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	1,752,645
45	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	55,791
225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	251,300
1,450	Washington County Hospital Authority, Pennsylvania, Revenue Bonds, Monongahela Valley Hospital Project, Series 2002, 6.250%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	Baa1 (4)	1,471,939
6,940	Total U.S. Guaranteed			6,792,724
	Utilities – 2.5% (1.7% of Total Investments)
145	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	149,792
1,240	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,264,403
1,385	Total Utilities			1,414,195
	Water and Sewer – 12.8% (8.8% of Total Investments)
4,500	Bucks County Industrial Development Authority, Pennsylvania, Water Facility Revenue Bonds, Pennsylvania Suburban Water Company, Series 2002, 5.550%, 9/01/32 – NPFG Insured (Alternative Minimum Tax)	9/12 at 100.00	AA–	4,505,938
245	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.002%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	333,788
600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	600,876

Nuveen Investments	89

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	$439,872
500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	544,700
750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	807,578
6,995	Total Water and Sewer			7,232,752
$81,190	Total Investments (cost $78,333,100) – 145.0%			82,064,075
	Floating Rate Obligations – (7.6)%			(4,280,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (43.4)% (6)			(24,550,000)
	Other Assets Less Liabilities – 6.0%			3,344,522
	Net Assets Applicable to Common Shares – 100%			$56,578,597

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.9%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

90	Nuveen Investments

Nuveen Pennsylvania Municipal Value Fund
NPN	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.6% (3.6% of Total Investments)
$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$713,245
	Education and Civic Organizations – 9.9% (10.1% of Total Investments)
675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	722,338
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	539,550
500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	504,225
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.400%, 7/15/36	7/13 at 100.00	A–	51,889
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	54,992
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	107,783
1,875	Total Education and Civic Organizations			1,980,777
	Health Care – 23.9% (24.3% of Total Investments)
650	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	723,041
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	656,118
100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	107,718
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	A–	107,549
500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa1	563,200
235	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/12 at 100.00	BBB–	235,132
1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	1,192,316
740	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A+	853,797
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	109,747
200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	222,282
4,425	Total Health Care			4,770,900
	Housing/Multifamily – 4.5% (4.6% of Total Investments)
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	53,351
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mithcell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aaa	840,520
850	Total Housing/Multifamily			893,871
	Housing/Single Family – 4.2% (4.3% of Total Investments)
800	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2009-105-C, 5.000%, 10/01/39	4/19 at 100.00	AA+	836,592

Nuveen Investments	91

Nuveen Pennsylvania Municipal Value Fund (continued)
NPN	Portfolio of Investments
April 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 4.2% (4.2% of Total Investments)
$750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29	11/19 at 100.00	A–	$831,368
	Tax Obligation/General – 8.1% (8.2% of Total Investments)
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	805,280
100	Conewago Valley School District, Adams County, Pennsylvania, General Obligation Bonds, Series 2008AA, 3.000%, 9/01/12 – AGC Insured	No Opt. Call	Aa2	100,848
	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011A:
100	3.000%, 10/01/13 – AGM Insured	No Opt. Call	Aa3	103,271
150	3.000%, 10/01/14 – AGM Insured	No Opt. Call	Aa3	157,607
80	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C, 3.000%, 9/01/13	No Opt. Call	Aa2	82,738
290	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	324,452
45	Williamsport Area School District, Lycoming County, Pennsylvania, General Obligation Bonds, Series 2009A, 1.100%, 8/15/12 – AGC Insured	No Opt. Call	AA–	45,060
1,465	Total Tax Obligation/General			1,619,256
	Tax Obligation/Limited – 19.3% (19.7% of Total Investments)
240	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	267,209
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	585,569
1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 – SYNCORA GTY Insured	11/16 at 100.00	N/R	956,213
750	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A2	830,325
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	847,350
350	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal	No Opt. Call	A+	370,244
	Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 3.000%, 6/01/15
3,715	Total Tax Obligation/Limited			3,856,910
	Transportation – 5.9% (6.0% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	258,084
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA	528,867
100	5.000%, 12/01/38	12/19 at 100.00	AA	108,355
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	52,491
30	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	Baa3	28,193
200	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3	196,696
1,200	Total Transportation			1,172,686
	U.S. Guaranteed – 1.2% (1.2% of Total Investments) (4)
5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (4)	5,789
200	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (4)	222,090
205	Total U.S. Guaranteed			227,879

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 1.7% (1.7% of Total Investments)
$340	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	7/12 at 100.00	Ba1	$341,299
	Water and Sewer – 11.9% (12.1% of Total Investments)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.002%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	238,420
750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	777,690
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
750	5.250%, 1/01/32	1/19 at 100.00	A1	817,418
500	5.250%, 1/01/36	1/19 at 100.00	A1	540,955
2,175	Total Water and Sewer			2,374,483
$18,450	Total Investments (cost $17,481,463) – 98.4%			19,619,266
	Other Assets Less Liabilities – 1.6%			329,003
	Net Assets Applicable to Common Shares – 100%			$19,948,269

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of
Assets & Liabilities
April 30, 2012

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Assets
Investments, at value (cost $427,441,533, $257,376,934, $135,435,195, $96,972,508 and $23,592,966, respectively)	$449,954,426		$274,636,638		$143,036,222		$101,893,566		$26,824,678
Cash	1,293,605		83,383		806,729		367,693		257,367
Receivables:
Interest	6,890,563		4,094,737		2,156,000		1,633,420		379,137
Investments sold	—		1,186,321		5,266,677		—		117,785
Deferred offering costs	750,107		595,277		593,639		596,426		—
Other assets	154,691		97,454		14,332		13,152		257
Total assets	459,043,392		280,693,810		151,873,599		104,504,257		27,579,224
Liabilities
Floating rate obligations	—		—		—		—		1,500,000
Payables:
Common share dividends	1,258,668		756,439		437,855		314,038		82,894
Interest	—		—		91,704		62,301		—
Investments purchased	—		—		5,671,303		—		—
Offering costs	22,365		89,123		107,798		66,580		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		44,861,000		35,050,000		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	144,300,000		88,600,000		—		—		—
Accrued expenses:
Management fees	230,364		142,267		75,415		53,639		12,830
Other	150,449		105,918		50,594		46,399		26,896
Total liabilities	145,961,846		89,693,747		51,295,669		35,592,957		1,622,620
Net assets applicable to Common shares	$313,081,546		$191,000,063		$100,577,930		$68,911,300		$25,956,604
Common shares outstanding	20,453,722		12,042,441		6,569,912		4,523,942		1,561,711
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.31		$15.86		$15.31		$15.23		$16.62
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$204,537		$120,424		$65,699		$45,239		$15,617
Paid-in surplus	288,683,763		171,937,501		92,999,113		63,925,055		22,301,294
Undistributed (Over-distribution of) net investment income	4,044,152		2,827,026		876,993		687,947		71,678
Accumulated net realized gain (loss)	(2,363,799)		(1,144,592)		(964,902)		(667,999)		336,303
Net unrealized appreciation (depreciation)	22,512,893		17,259,704		7,601,027		4,921,058		3,231,712
Net assets applicable to Common shares	$313,081,546		$191,000,063		$100,577,930		$68,911,300		$25,956,604
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited		N/A

N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

94	Nuveen Investments

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Assets
Investments, at value (cost $362,793,748, $318,579,734, $69,667,535, $78,333,100 and $17,481,463, respectively)	$386,427,923		$341,597,255		$73,673,453		$82,064,075		$19,619,266
Cash	8,864,171		2,589,124		1,099,818		92,874		141,787
Receivables:
Interest	5,514,551		5,289,011		1,099,007		1,151,743		279,764
Investments sold	618,312		60,000		2,408,111		2,761,722		—
Deferred offering costs	661,027		626,855		471,186		491,354		—
Other assets	123,713		112,284		12,355		12,711		197
Total assets	402,209,697		350,274,529		78,763,930		86,574,479		20,041,014
Liabilities
Floating rate obligations	26,625,000		11,875,000		925,000		4,280,000		—
Payables:
Common share dividends	1,090,209		986,850		218,016		268,553		57,646
Interest	—		—		43,288		46,911		—
Investments purchased	7,684,610		1,009,376		2,947,830		672,917		—
Offering costs	57,896		72,272		71,238		92,235		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		23,190,000		24,550,000		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	112,500,000		100,000,000		—		—		—
Accrued expenses:
Management fees	185,418		171,408		38,536		43,607		9,482
Other	129,573		120,927		40,151		41,659		25,617
Total liabilities	148,272,706		114,235,833		27,474,059		29,995,882		92,745
Net assets applicable to Common shares	$253,936,991		$236,038,696		$51,289,871		$56,578,597		$19,948,269
Common shares outstanding	16,087,283		15,595,551		3,321,984		3,726,116		1,219,352
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by
Common shares outstanding)	$15.78		$15.14		$15.44		$15.18		$16.36
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$160,873		$155,956		$33,220		$37,261		$12,194
Paid-in surplus	227,981,160		213,674,324		46,993,724		52,629,499		17,430,831
Undistributed (Over-distribution of) net investment income	3,128,930		3,279,077		405,701		571,871		23,517
Accumulated net realized gain (loss)	(968,147)		(4,088,182)		(148,692)		(391,009)		343,924
Net unrealized appreciation (depreciation)	23,634,175		23,017,521		4,005,918		3,730,975		2,137,803
Net assets applicable to Common shares	$253,936,991		$236,038,696		$51,289,871		$56,578,597		$19,948,269
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited		N/A
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of
Operations
Year Ended April 30, 2012

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ )	(NNJ )	(NXJ )	(NUJ )	(NJV	)
Investment Income	$21,806,751	$13,260,615	$7,051,309	$5,142,017	$1,379,818
Expenses
Management fees	2,748,106	1,700,081	899,385	640,075	150,282
Shareholders’ servicing agent fees and expenses	28,071	17,400	22,247	18,184	687
Interest expense and amortization of offering costs	464,861	290,202	1,352,205	873,276	9,200
Fees on VRDP Shares	1,267,349	778,148	—	—	—
Custodian’s fees and expenses	74,200	49,493	30,932	24,937	9,712
Directors’/Trustees’ fees and expenses	12,767	7,881	4,203	3,030	846
Professional fees	39,246	32,291	20,671	24,571	16,016
Shareholders’ reports – printing and mailing expenses	88,444	59,325	60,076	52,036	13,902
Stock exchange listing fees	8,723	8,723	16,874	23,208	207
Investor relations expense	29,427	18,641	9,801	8,435	2,435
Other expenses	39,767	32,052	110	37,458	5,676
Total expenses before custodian fee credit and expense reimbursement	4,800,961	2,994,237	2,416,504	1,705,210	208,963
Custodian fee credit	(2,983)	(1,220)	(1,168)	(296)	(465)
Expense reimbursement	—	—	—	(46,784)	—
Net expenses	4,797,978	2,993,017	2,415,336	1,658,130	208,498
Net investment income (loss)	17,008,773	10,267,598	4,635,973	3,483,887	1,171,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(865,021)	(308,644)	(480,592)	(338,868)	349,986
Change in net unrealized appreciation (depreciation) of investments	34,150,935	20,146,359	12,538,713	8,174,233	2,619,397
Net realized and unrealized gain (loss)	33,285,914	19,837,715	12,058,121	7,835,365	2,969,383
Net increase (decrease) in net assets applicable to Common shares from operations	$50,294,687	$30,105,313	$16,694,094	$11,319,252	$4,140,703

See accompanying notes to financial statements.

96	Nuveen Investments

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania	Pennsylvania
	Investment		Premium		Dividend		Dividend	Municipal
	Quality		Income 2		Advantage		Advantage 2	Value
	(NQP	)	(NPY	)	(NXM	)	(NVY )	(NPN	)
Investment Income	$18,484,570		$16,579,277		$3,713,869		$4,294,894	$1,046,738
Expenses
Management fees	2,212,874		2,047,137		461,233		524,766	117,861
Shareholders’ servicing agent fees and expenses	29,852		25,200		18,196		18,030	656
Interest expense and amortization of offering costs	479,979		410,492		631,293		702,742	—
Fees on VRDP Shares	988,059		878,271		—		—	—
Custodian’s fees and expenses	62,061		59,441		20,539		21,391	8,032
Directors’/Trustees’ fees and expenses	10,253		9,425		2,226		2,421	695
Professional fees	22,942		23,085		23,489		20,755	16,171
Shareholders’ reports – printing and mailing expenses	82,009		77,639		37,361		39,346	12,907
Stock exchange listing fees	8,723		8,723		23,074		22,224	163
Investor relations expense	25,425		23,235		6,464		7,360	2,298
Other expenses	35,533		35,230		34,338		32,932	5,516
Total expenses before custodian fee credit and expense reimbursement	3,957,710		3,597,878		1,258,213		1,391,967	164,299
Custodian fee credit	(4,301)		(5,291)		(564)		(282)	(334)
Expense reimbursement	—		—		—		(38,385)	—
Net expenses	3,953,409		3,592,587		1,257,649		1,353,300	163,965
Net investment income (loss)	14,531,161		12,986,690		2,456,220		2,941,594	882,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,184,990		553,848		165,896		152,162	371,929
Change in net unrealized appreciation (depreciation) of investments	26,107,807		24,759,260		5,231,434		4,576,945	1,560,979
Net realized and unrealized gain (loss)	27,292,797		25,313,108		5,397,330		4,729,107	1,932,908
Net increase (decrease) in net assets applicable to Common shares from operations	$41,823,958		$38,299,798		$7,853,550		$7,670,701	$2,815,681

See accompanying notes to financial statements.

Nuveen Investments	97

Statement of
Changes in Net Assets

	New Jersey		New Jersey
	Investment Quality (NQJ)		Premium Income (NNJ)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/12	4/30/11	4/30/12	4/30/11
Operations
Net investment income (loss)	$17,008,773	$17,295,739	$10,267,598	$10,349,865
Net realized gain (loss) from investments	(865,021)	(1,061,298)	(308,644)	(738,378)
Change in net unrealized appreciation (depreciation) of investments	34,150,935	(14,015,249)	20,146,359	(8,286,977)
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(208,792)	—	(131,586)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	50,294,687	2,010,400	30,105,313	1,192,924
Distributions to Common Shareholders
From net investment income	(17,181,129)	(16,874,323)	(10,280,951)	(9,863,992)
From accumulated net realized gains	—	(550,205)	(126,384)	(140,828)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(17,181,129)	(17,424,528)	(10,407,335)	(10,004,820)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	89,789	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	89,789	—
Net increase (decrease) in net assets applicable to Common shares	33,113,558	(15,414,128)	19,787,767	(8,811,896)
Net assets applicable to Common shares at the beginning of period	279,967,988	295,382,116	171,212,296	180,024,192
Net assets applicable to Common shares at the end of period	$313,081,546	$279,967,988	$191,000,063	$171,212,296
Undistributed (Over-distribution of) net investment income at the end of period	$4,044,152	$4,215,712	$2,827,026	$2,849,697

See accompanying notes to financial statements.

98	Nuveen Investments

	New Jersey		New Jersey		New Jersey
	Dividend Advantage (NXJ)		Dividend Advantage 2 (NUJ)		Municipal Value (NJV)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/12	4/30/11	4/30/12	4/30/11	4/30/12	4/30/11
Operations
Net investment income (loss)	$4,635,973	$5,815,511	$3,483,887	$3,840,114	$1,171,320	$1,284,062
Net realized gain (loss) from investments	(480,592)	(458,296)	(338,868)	(299,168)	349,986	(9,202)
Change in net unrealized appreciation (depreciation) of investments	12,538,713	(5,465,315)	8,174,233	(3,373,715)	2,619,397	(1,779,254)
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(177,530)	—	(64,953)	N/A	N/A
From accumulated net realized gains	—	(1,845)	—	—	N/A	N/A
Net increase (decrease) in net assets applicable to Common shares from operations	16,694,094	(287,475)	11,319,252	102,278	4,140,703	(504,394)
Distributions to Common Shareholders
From net investment income	(5,479,307)	(5,456,312)	(3,881,115)	(3,864,727)	(1,180,090)	(1,198,684)
From accumulated net realized gains	(35,478)	(157,678)	(39,352)	(172,338)	—	(38,395)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(5,514,785)	(5,613,990)	(3,920,467)	(4,037,065)	(1,180,090)	(1,237,079)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	9,602	27,622	15,231	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	9,602	27,622	15,231	—
Net increase (decrease) in net assets applicable to Common shares	11,179,309	(5,901,465)	7,408,387	(3,907,165)	2,975,844	(1,741,473)
Net assets applicable to Common shares at the beginning of period	89,398,621	95,300,086	61,502,913	65,410,078	22,980,760	24,722,233
Net assets applicable to Common shares at the end of period	$100,577,930	$89,398,621	$68,911,300	$61,502,913	$25,956,604	$22,980,760
Undistributed (Over-distribution of) net investment income at the end of period	$876,993	$1,417,049	$687,947	$927,258	$71,678	$81,348
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of
Changes in Net Assets (continued)

	Pennsylvania Investment		Pennsylvania Premium
	Quality (NQP)		Income 2 (NPY)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/12	4/30/11	4/30/12	4/30/11
Operations
Net investment income (loss)	$14,531,161	$14,957,292	$12,986,690	$13,333,187
Net realized gain (loss) from investments	1,184,990	745,530	553,848	76,022
Change in net unrealized appreciation (depreciation) of investments	26,107,807	(12,501,791)	24,759,260	(9,453,123)
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(167,467)	—	(144,895)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	41,823,958	3,033,564	38,299,798	3,811,191
Distributions to Common Shareholders
From net investment income	(14,891,410)	(14,496,933)	(13,100,263)	(13,084,668)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,891,410)	(14,496,933)	(13,100,263)	(13,084,668)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	99,350	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	99,350	—	—	—
Net increase (decrease) in net assets applicable to Common shares	27,031,898	(11,463,369)	25,199,535	(9,273,477)
Net assets applicable to Common shares at the beginning of period	226,905,093	238,368,462	210,839,161	220,112,638
Net assets applicable to Common shares at the end of period	$253,936,991	$226,905,093	$236,038,696	$210,839,161
Undistributed (Over-distribution of) net investment income at the end of period	$3,128,930	$3,488,103	$3,279,077	$3,381,190

See accompanying notes to financial statements.

100	Nuveen Investments

	Pennsylvania Dividend		Pennsylvania Dividend		Pennsylvania Municipal
	Advantage (NXM)		Advantage 2 (NVY)		Value (NPN)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/12	4/30/11	4/30/12	4/30/11	4/30/12	4/30/11
Operations
Net investment income (loss)	$2,456,220	$2,826,500	$2,941,594	$3,300,903	$882,773	$957,716
Net realized gain (loss) from investments	165,896	160,763	152,162	125,330	371,929	(2,036)
Change in net unrealized appreciation (depreciation) of investments	5,231,434	(2,308,027)	4,576,945	(2,323,297)	1,560,979	(848,014)
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(46,324)	—	(53,580)	N/A	N/A
From accumulated net realized gains	—	—	—	—	N/A	N/A
Net increase (decrease) in net assets applicable to Common shares from operations	7,853,550	632,912	7,670,701	1,049,356	2,815,681	107,666
Distributions to Common Shareholders
From net investment income	(2,870,194)	(2,885,144)	(3,331,148)	(3,325,513)	(868,179)	(931,175)
From accumulated net realized gains	(214,268)	(161,448)	(230,647)	(178,854)	(27,923)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(3,084,462)	(3,046,592)	(3,561,795)	(3,504,367)	(896,102)	(931,175)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	—	4,570	—	46,742
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	4,570	—	46,742
Net increase (decrease) in net assets applicable to Common shares	4,769,088	(2,413,680)	4,108,906	(2,450,441)	1,919,579	(776,767)
Net assets applicable to Common shares at the beginning of period	46,520,783	48,934,463	52,469,691	54,920,132	18,028,690	18,805,457
Net assets applicable to Common shares at the end of period	$51,289,871	$46,520,783	$56,578,597	$52,469,691	$19,948,269	$18,028,690
Undistributed (Over-distribution of) net investment income at the end of period	$405,701	$691,337	$571,871	$822,618	$23,517	$8,923
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of
Cash Flows
Year Ended April 30, 2012

	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
	(NQJ )	(NNJ )	(NXJ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$50,294,687	$30,105,313	$16,694,094
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(45,885,721)	(28,573,382)	(21,301,098)
Proceeds from sales and maturities of investments	39,112,526	27,240,536	21,863,527
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	177,259	42,395	(474,116)
(Increase) Decrease in:
Receivable for interest	127,681	(51,109)	62,662
Receivable for investments sold	—	(1,186,321)	(5,266,677)
Other assets	(99)	49	1,598
Increase (Decrease) in:
Payable for interest	—	—	(14,343)
Payable for investments purchased	—	(75,685)	5,671,303
Accrued management fees	14,771	8,783	5,229
Accrued other expenses	29,353	18,396	16,162
Net realized (gain) loss from investments	865,021	308,644	480,592
Change in net unrealized (appreciation) depreciation of investments	(34,150,935)	(20,146,359)	(12,538,713)
Taxes paid on undistributed capital gains	(5,392)	(4,257)	(405)
Net cash provided by (used in) operating activities	10,579,151	7,687,003	5,199,815
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	26,601	21,111	310,292
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for offering costs	(255,151)	(182,844)	(260,952)
Cash distributions paid to Common shareholders	(17,148,048)	(10,269,163)	(5,510,250)
Net cash provided by (used in) financing activities	(17,376,598)	(10,430,896)	(5,460,910)
Net Increase (Decrease) in Cash	(6,797,447)	(2,743,893)	(261,095)
Cash at the beginning of period	8,091,052	2,827,276	1,067,824
Cash at the End of Period	$1,293,605	$83,383	$806,729

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $89,789 for New Jersey Premium Income (NNJ).

	New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend
	Quality		Income		Advantage
	(NQJ	)	(NNJ	)	(NXJ	)
Cash paid for interest (excluding amortization of offering costs)	$438,260		$269,091		$1,060,483

See accompanying notes to financial statements.

102	Nuveen Investments

	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Investment	Premium
	Advantage 2	Quality	Income 2
	(NUJ )	(NQP )	(NPY )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$11,319,252	$41,823,958	$38,299,798
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,090,580)	(67,431,099)	(34,251,498)
Proceeds from sales and maturities of investments	9,537,330	67,144,760	27,644,289
Proceeds from (Purchases of) short-term investments, net	—	(2,000,000)	—
Amortization (Accretion) of premiums and discounts, net	(26,684)	104,586	(37,446)
(Increase) Decrease in:
Receivable for interest	20,933	169,844	(114,339)
Receivable for investments sold	—	4,751,688	—
Other assets	(1,720)	(9)	14
Increase (Decrease) in:
Payable for interest	3,888	—	—
Payable for investments purchased	(202,990)	5,131,966	(692,386)
Accrued management fees	7,402	12,235	11,600
Accrued other expenses	13,934	26,121	24,529
Net realized (gain) loss from investments	338,868	(1,184,990)	(553,848)
Change in net unrealized (appreciation) depreciation of investments	(8,174,233)	(26,107,807)	(24,759,260)
Taxes paid on undistributed capital gains	(2,122)	(1,784)	(1,617)
Net cash provided by (used in) operating activities	3,743,278	22,439,469	5,569,836
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	168,373	23,442	22,231
Increase (Decrease) in:
Floating rate obligations	—	(90,000)	(510,000)
Payable for offering costs	(125,415)	(233,815)	(225,903)
Cash distributions paid to Common shareholders	(3,908,857)	(14,747,725)	(13,094,512)
Net cash provided by (used in) financing activities	(3,865,899)	(15,048,098)	(13,808,184)
Net Increase (Decrease) in Cash	(122,621)	7,391,371	(8,238,348)
Cash at the beginning of period	490,314	1,472,800	10,827,472
Cash at the End of Period	$367,693	$8,864,171	$2,589,124

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $9,602 and $99,350 for New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Investment Quality (NQP), respectively.

	New Jersey		Pennsylvania		Pennsylvania
	Dividend		Investment		Premium
	Advantage 2		Quality		Income 2
	(NUJ	)	(NQP	)	(NPY	)
Cash paid for interest (excluding amortization of offering costs)	$701,014		$456,537		$388,261

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of
Cash Flows (continued)
Year Ended April 30, 2012

	Pennsylvania	Pennsylvania
	Dividend	Dividend
	Advantage	Advantage 2
	(NXM )	(NVY )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$7,853,550	$7,670,701
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(14,542,647)	(9,061,840)
Proceeds from sales and maturities of investments	15,638,394	11,737,764
Proceeds from (Purchases of) short-term investments, net	—	—
Amortization (Accretion) of premiums and discounts, net	(17,238)	(71,917)
(Increase) Decrease in:
Receivable for interest	67,531	(37,883)
Receivable for investments sold	(2,338,111)	(2,756,722)
Other assets	(4,044)	16,804
Increase (Decrease) in:
Payable for interest	2,705	2,926
Payable for investments purchased	2,947,830	672,917
Accrued management fees	2,254	5,179
Accrued other expenses	10,506	10,287
Net realized (gain) loss from investments	(165,896)	(152,162)
Change in net unrealized (appreciation) depreciation of investments	(5,231,434)	(4,576,945)
Taxes paid on undistributed capital gains	(8,259)	(5,768)
Net cash provided by (used in) operating activities	4,215,141	3,453,341
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	133,788	138,984
Increase (Decrease) in:
Floating rate obligations	(145,000)	(90,000)
Payable for offering costs	(107,321)	(121,200)
Cash distributions paid to Common shareholders	(3,095,337)	(3,562,402)
Net cash provided by (used in) financing activities	(3,213,870)	(3,634,618)
Net Increase (Decrease) in Cash	1,001,271	(181,277)
Cash at the beginning of period	98,547	274,151
Cash at the End of Period	$1,099,818	$92,874

Supplemental Disclosure of Cash Flow Information

	Pennsylvania		Pennsylvania
	Dividend		Dividend
	Advantage		Advantage 2
	(NXM	)	(NVY	)
Cash paid for interest (excluding amortization of offering costs)	$494,800		$560,832

See accompanying notes to financial statements.

104	Nuveen Investments

Financial
Highlights

Nuveen Investments	105

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2012	$13.69	$.83	$1.63	$—	$—	$2.46	$(.84)	$—	$(.84)	$—		$15.31	$14.93
2011	14.44	.85	(.73)	(.01)	—	.11	(.83)	(.03)	(.86)	—		13.69	12.68
2010	13.00	.92	1.31	(.03)	—	2.20	(.76)	—	(.76)	—		14.44	13.56
2009	14.26	.91	(1.22)	(.18)	(.03)	(.52)	(.65)	(.09)	(.74)	—	*	13.00	11.37
2008	14.96	.92	(.67)	(.26)	(.01)	(.02)	(.65)	(.03)	(.68)	—		14.26	13.09

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2012	14.22	.85	1.65	—	—	2.50	(.85)	(.01)	(.86)	—		15.86	15.48
2011	14.96	.86	(.76)	(.01)	—	.09	(.82)	(.01)	(.83)	—		14.22	13.44
2010	13.83	.90	1.02	(.03)	— *	1.89	(.74)	(.02)	(.76)	—		14.96	14.19
2009	14.64	.88	(.78)	(.17)	(.03)	(.10)	(.63)	(.08)	(.71)	—	*	13.83	11.96
2008	15.23	.90	(.53)	(.25)	(.01)	.11	(.66)	(.04)	(.70)	—		14.64	13.48

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

106	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

24.98%	18.41%	$313,082	1.61%		5.70%	9%
(.46)	.67	279,968	1.55		5.96	9
26.39	17.23	295,382	1.16		6.57	4
(7.10)	(3.41)	265,928	1.29		6.94	1
(3.64)	(.08)	292,194	1.23		6.30	17

22.07	18.03	191,000	1.64		5.62	10
.41	.57	171,212	1.59		5.85	7
25.45	13.90	180,024	1.19		6.19	3
(5.69)	(.40)	166,428	1.28		6.44	1
(6.18)	.77	176,374	1.24		6.04	19

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2012	.58%
2011	.51
2010	—
2009	—
2008	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2012	.58%
2011	.51
2010	—
2009	—
2008	—

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	107

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2012	$13.61	$.71	$1.83	$—	$—	$2.54	$(.83)	$(.01)	$(.84)	$—		$15.31	$14.92
2011	14.51	.89	(.91)	(.03)	— *	(.05)	(.83)	(.02)	(.85)	—		13.61	12.67
2010	12.97	.91	1.42	(.03)	— *	2.30	(.75)	(.01)	(.76)	—		14.51	13.48
2009	14.26	.91	(1.27)	(.16)	(.03)	(.55)	(.66)	(.08)	(.74)	—	*	12.97	11.15
2008	15.09	.94	(.80)	(.25)	(.01)	(.12)	(.68)	(.03)	(.71)	—		14.26	13.11

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2012	13.60	.77	1.73	—	—	2.50	(.86)	(.01)	(.87)	—		15.23	15.74
2011	14.47	.85	(.82)	(.01)	—	.02	(.85)	(.04)	(.89)	—		13.60	12.55
2010	12.93	.94	1.45	(.03)	(.01)	2.35	(.78)	(.03)	(.81)	—		14.47	14.68
2009	14.35	.95	(1.42)	(.17)	(.02)	(.66)	(.69)	(.07)	(.76)	—	*	12.93	11.46
2008	15.31	.97	(.79)	(.23)	(.05)	(.10)	(.71)	(.15)	(.86)	—		14.35	13.59

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing New Jersey Dividend Advantage 2 (NUJ) for any fees or expenses.

108	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

25.08%	19.09%	$100,578	2.52%		4.82%	N/A		N/A	15%
.11	(.38)	89,399	1.34		6.16	1.27%		6.23%	6
28.17	18.03	95,300	1.18		6.35	1.04		6.49	4
(8.95)	(3.63)	85,230	1.29		6.74	1.06		6.98	—	**
(12.31)	(.81)	93,762	1.20		6.10	.90		6.40	17

33.35	18.82	68,911	2.59		5.22	2.52		5.30	9
(8.75)	.10	61,503	1.96		5.84	1.81		5.99	7
35.95	18.55	65,410	1.22		6.54	1.00		6.76	4
(9.75)	(4.36)	58,456	1.33		6.95	1.03		7.25	—	**
(12.41)	(.60)	64,904	1.25		6.16	.87		6.54	16

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2012	1.41%
2011	.15
2010	—
2009	—
2008	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2012	1.33%
2011	.79
2010	—
2009	—
2008	—

*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	109

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Municipal Value (NJV)
Year Ended 4/30:
2012	$14.72	$.75	$1.91	N/A	N/A		$2.66	$(.76)	$—	$(.76)	$—		$—		$16.62	$16.34
2011	15.84	.82	(1.15)	N/A	N/A		(.33)	(.77)	(.02)	(.79)	—		—		14.72	13.81
2010	14.29	.70	1.55	N/A	N/A		2.25	(.70)	—	(.70)	—		—	*	15.84	15.21
2009(f)	14.33	(.01)	—	N/A	N/A		(.01)	—	—	—	—		(.03)		14.29	15.00

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2012	14.11	.90	1.70	$—	$—		2.60	(.93)	—	(.93)	—		—		15.78	15.67
2011	14.82	.93	(.73)	(.01)	—		.19	(.90)	—	(.90)	—		—		14.11	13.09
2010	13.53	.96	1.16	(.03)	—		2.09	(.80)	—	(.80)	—	*	—		14.82	13.64
2009	14.39	.96	(.94)	(.20)	—		(.18)	(.68)	—	(.68)	—	*	—		13.53	11.34
2008	15.19	.95	(.81)	(.29)	—		(.15)	(.66)	—	(.66)	.01		—		14.39	13.10

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

110	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

24.34%	18.43%	$25,957.85%			4.76%		20%
(4.19)	(2.17)	22,981.85			5.32		2
6.32	16.05	24,722.82			4.63		5
—	(.24)	20,891.64		**	(.64	)**	0

27.48	18.88	253,937	1.63		6.00		18
2.43	1.27	226,905	1.60		6.38		8
27.87	15.74	238,368	1.23		6.72		6
(7.99)	(1.01)	218,353	1.50		7.23		3
(1.78)	(.92)	232,528	1.65		6.48		20

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2012	.04%
2011	.06
2010	.06
2009(f)	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2012	.61%
2011	.55
2010	.07
2009	.19
2008	.38

(f)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	111

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2012	$13.52	$.83	$1.63	$—	$—	$2.46	$(.84)	$—	$(.84)	$—		$15.14	$14.51
2011	14.11	.85	(.59)	(.01)	—	.25	(.84)	—	(.84)	—		13.52	12.29
2010	12.72	.91	1.28	(.03)	—	2.16	(.77)	—	(.77)	—	*	14.11	12.91
2009	13.74	.91	(1.12)	(.19)	—	(.40)	(.62)	—	(.62)	—	*	12.72	10.60
2008	14.70	.90	(.94)	(.26)	(.02)	(.32)	(.61)	(.04)	(.65)	.01		13.74	12.30

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2012	14.00	.74	1.62	—	—	2.36	(.86)	(.06)	(.92)	—		15.44	14.42
2011	14.73	.85	(.65)	(.01)	—	.19	(.87)	(.05)	(.92)	—		14.00	12.85
2010	13.09	.96	1.55	(.03)	(.01)	2.47	(.79)	(.04)	(.83)	—	*	14.73	13.77
2009	14.47	.97	(1.47)	(.18)	—	(.68)	(.70)	—	(.70)	—	*	13.09	11.31
2008	15.36	.97	(.84)	(.25)	(.02)	(.14)	(.70)	(.05)	(.75)	—		14.47	13.61

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage (NXM) for any fees or expenses.

112	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

25.53%	18.63%	$236,039	1.59%		5.75%	N/A		N/A	8%
1.48	1.75	210,839	1.56		6.13	N/A		N/A	8
29.70	17.35	220,113	1.21		6.67	N/A		N/A	5
(8.43)	(2.65)	198,739	1.35		7.28	N/A		N/A	6
(5.26)	(2.06)	215,252	1.55		6.36	N/A		N/A	27

19.96	17.37	51,290	2.55		4.98	N/A		N/A	20
(.27)	1.23	46,521	1.94		5.78	1.87%		5.85%	8
29.85	19.29	48,934	1.26		6.66	1.11		6.81	5
(11.67)	(4.57)	43,587	1.37		7.17	1.14		7.39	4
(8.46)	(.87)	48,211	1.39		6.26	1.09		6.55	20

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2012	.57%
2011	.52
2010	.05
2009	.04
2008	.27

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2012	1.28%
2011	.76
2010	.02
2009	—
2008	.11

N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2012	$14.08	$.79	$1.26	$—	$—		$2.05	$(.89)	$(.06)	$(.95)	$—	$—		$15.18	$14.90
2011	14.74	.89	(.60)	(.01)	—		.28	(.89)	(.05)	(.94)	—	—		14.08	13.00
2010	13.42	.97	1.27	(.02)	(.01)		2.21	(.82)	(.07)	(.89)	—	—		14.74	14.19
2009	14.49	.99	(1.17)	(.19)	—	*	(.37)	(.70)	— *	(.70)	—	—		13.42	11.45
2008	15.34	.99	(.80)	(.26)	(.02)		(.09)	(.71)	(.05)	(.76)	—	—		14.49	13.40

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2012	14.79	.72	1.58	N/A	N/A		2.30	(.71)	(.02)	(.73)	—	—		16.36	15.38
2011	15.46	.79	(.70)	N/A	N/A		.09	(.76)	—	(.76)	—	—		14.79	13.96
2010	14.29	.70	1.19	N/A	N/A		1.89	(.72)	—	(.72)	—	—	*	15.46	15.43
2009(f)	14.33	(.01)	—	N/A	N/A		(.01)	—	—	—	—	(.03)		14.29	15.05

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage 2 (NVY) for any fees and expenses.

114	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

22.71%	15.01%	$56,579	2.54%		5.30%		2.47%		5.37%	11%
(2.00)	1.89	52,470	1.88		5.94		1.74		6.08	7
32.47	16.80	54,920	1.30		6.61		1.08		6.83	5
(9.16)	(2.33)	49,993	1.37		7.07		1.06		7.38	4
(6.81)	(.60)	53,997	1.40		6.29		1.02		6.66	27

15.68	15.89	19,948.86			4.60		N/A		N/A	11
(4.77)	.59	18,029.87			5.17		N/A		N/A	3
7.52	13.49	18,805.82			4.68		N/A		N/A	5
.33	(.31)	15,816.66		**	(.66	)**	N/A		N/A	0

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2012	1.28%
2011	.71
2010	.08
2009	.01
2008	.11

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2012	—%
2011	—
2010	—
2009(f)	—

(f)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
N/A	Fund is not authorized to issue ARPS and does not have a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period						VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2012	$—	$—	$—	$—	$—	$—	$—		$—	$144,300	$100,000	$316,966
2011	—	—	—	—	—	—	—		—	144,300	100,000	294,018
2010	143,450	25,000	76,478	—	—	—	—		—	—	—	—
2009	149,825	25,000	69,373	—	—	—	—		—	—	—	—
2008	162,000	25,000	70,092	—	—	—	—		—	—	—	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2012	—	—	—	—	—	—	—		—	88,600	100,000	315,576
2011	—	—	—	—	—	—	—		—	88,600	100,000	293,242
2010	87,875	25,000	76,216	—	—	—	—		—	—	—	—
2009	91,600	25,000	70,422	—	—	—	—		—	—	—	—
2008	91,600	25,000	73,137	—	—	—	—		—	—	—	—

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2012	—	—	—	44,861	10.00	10.08	10.07		32.42	—	—	—
2011	—	—	—	44,861	10.00	9.94	9.95	^	29.93	—	—	—
2010	43,925	25,000	79,240	—	—	—	—		—	—	—	—
2009	47,025	25,000	70,311	—	—	—	—		—	—	—	—
2008	48,000	25,000	73,834	—	—	—	—		—	—	—	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2012	—	—	—	35,050	10.00	10.04	9.91		29.66	—	—	—
2011	—	—	—	35,050	10.00	9.62	9.65	^^	27.55	—	—	—
2010	31,225	25,000	77,370	—	—	—	—		—	—	—	—
2009	32,600	25,000	69,828	—	—	—	—		—	—	—	—
2008	34,500	25,000	72,032	—	—	—	—		—	—	—	—

^	For the period March 24, 2011 (first issuance date of shares) through April 30, 2011.
^^	For the period October 1, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

116	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period						VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2012	$—	$—	$—	$—	$—	$—	$—		$—	$112,500	$100,000	$325,722
2011	—	—	—	—	—	—	—		—	112,500	100,000	301,693
2010	111,750	25,000	78,326	—	—	—	—		—	—	—	—
2009	111,750	25,000	73,849	—	—	—	—		—	—	—	—
2008	132,000	25,000	69,039	—	—	—	—		—	—	—	—

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2012	—	—	—	—	—	—	—		—	100,000	100,000	336,039
2011	—	—	—	—	—	—	—		—	100,000	100,000	310,839
2010	99,275	25,000	80,430	—	—	—	—		—	—	—	—
2009	99,275	25,000	75,047	—	—	—	—		—	—	—	—
2008	118,100	25,000	70,566	—	—	—	—		—	—	—	—

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2012	—	—	—	23,190	10.00	10.07	9.95		32.12	—	—	—
2011	—	—	—	23,190	10.00	9.65	9.75	Ω	30.06	—	—	—
2010	22,500	25,000	79,372	—	—	—	—		—	—	—	—
2009	22,500	25,000	73,430	—	—	—	—		—	—	—	—
2008	25,000	25,000	73,211	—	—	—	—		—	—	—	—

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2012	—	—	—	24,550	10.00	10.01	9.96		33.05	—	—	—
2011	—	—	—	24,550	10.00	9.75	9.68	ΩΩ	31.37	—	—	—
2010	23,000	25,000	84,696	—	—	—	—		—	—	—	—
2009	23,000	25,000	79,340	—	—	—	—		—	—	—	—
2008	28,500	25,000	72,366	—	—	—	—		—	—	—	—

Ω	For the period October 4, 2010 (first issuance date of shares) through April 30, 2011.
ΩΩ	For the period October 27, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments	117

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen New Jersey Municipal Value Fund (NJV), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) and Nuveen Pennsylvania Municipal Value Fund (NPN) (each a “Fund” and collectively, the “Funds”). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY), are traded on the New York Stock Exchange (“NYSE”) while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

118	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2012, New Jersey Dividend Advantage (NXJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) had outstanding when-issued/delayed delivery purchase commitments of $5,671,303, $7,684,610, $1,009,376, $2,947,830 and $672,917, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of April 30, 2011, the Funds redeemed all of their outstanding APRS at liquidation value.

Nuveen Investments	119

Notes to
Financial Statements (continued)

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of April 30, 2012, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	New Jersey Dividend Advantage (NXJ)			New Jersey Dividend Advantage 2 (NUJ)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2014	4,486,100	2.30%	NXJ Pr A	—	—	—
2015	—	—	—	3,505,000	2.00%	NUJ Pr C

	Pennsylvania Dividend Advantage (NXM)			Pennsylvania Dividend Advantage 2 (NVY)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2015	2,319,000	2.10%	NXM Pr C	2,455,000	2.15%	NVY Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage		Advantage 2
	(NXJ	)	(NUJ	)	(NXM	)	(NVY	)
	Series 2014		Series 2015		Series 2015		Series 2015
Term Redemption Date	April 1, 2014		November 1, 2015		November 1, 2015		November 1, 2015
Optional Redemption Date	April 1, 2012		November 1, 2011		November 1, 2011		November 1, 2011
Premium Expiration Date	March 31, 2013		October 31, 2012		October 31, 2012		October 31, 2012

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended April 30, 2012, was as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage		Advantage 2
	(NXJ	)	(NUJ	)	(NXM	)	(NVY	)
Average liquidation value of MTP Shares outstanding	$44,861,000		$35,050,000		$23,190,000		$24,550,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

120	Nuveen Investments

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) issued their VRDP Shares in a privately negotiated offering during August 2010. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2012, the number of VRDP Shares outstanding and the maturity date for each Fund are as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Investment		Premium
	Quality		Income		Quality		Income 2
	(NQJ	)	(NNJ	)	(NQP	)	(NPY	)
Series	1		1		1		1
Shares outstanding	1,443		886		1,125		1,000
Maturity	August 1, 2040		August 1, 2040		August 1, 2040		August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended April 30, 2012, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Investment		Premium
	Quality		Income		Quality		Income 2
	(NQJ	)	(NNJ	)	(NQP	)	(NPY	)
Average liquidation value outstanding	144,300,000		88,600,000		112,500,000		100,000,000
Annualized dividend rate	0.30%		0.30%		0.30%		0.30%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as a component of “Fees on VRDP Shares” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	121

Notes to
Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended April 30, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Maximum exposure to Recourse Trusts	$6,385,000		$3,725,000		$2,010,000		$1,380,000		$—

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Maximum exposure to Recourse Trusts	$—		$3,750,000		$745,000		$495,000		$345,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended April 30, 2012, were as follows:

	New Jersey		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Municipal		Investment		Premium		Dividend		Dividend
	Value		Quality		Income 2		Advantage		Advantage 2
	(NJV	)	(NQP	)	(NPY	)	(NXM	)	(NVY	)
Average floating rate obligations outstanding	$1,500,000		$26,681,093		$12,207,131		$1,023,784		$4,338,579
Average annual interest rate and fees	0.61%		0.43%		0.69%		0.76%		0.76%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

122	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) in connection with their offerings of MTP Shares ($935,763, $865,750, $682,850 and $703,250, respectively) were recorded as deferred charges, which will be amortized over the life of the shares. Costs incurred by New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) in connection with their offerings of VRDP Shares ($795,750, $631,500, $701,250, and $665,000, respectively) were recorded as deferred charges which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

Nuveen Investments	123

Notes to
Financial Statements (continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

New Jersey Investment Quality (NQJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$449,954,426	$—	$449,954,426

New Jersey Premium Income (NNJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$274,636,638	$—	$274,636,638

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$143,036,222	$—	$143,036,222

New Jersey Dividend Advantage 2 (NUJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$101,893,566	$—	$101,893,566

New Jersey Municipal Value (NJV)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$26,824,678	$—	$26,824,678

Pennsylvania Investment Quality (NQP)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$384,427,923	$—	$384,427,923
Short-Term Investments:
Municipal Bonds	—	2,000,000	—	2,000,000
Total	$—	$386,427,923	$—	$386,427,923

Pennsylvania Premium Income 2 (NPY)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$341,597,255	$—	$341,597,255

Pennsylvania Dividend Advantage (NXM)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$73,673,453	$—	$73,673,453

Pennsylvania Dividend Advantage 2 (NVY)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$82,064,075	$—	$82,064,075

Pennsylvania Municipal Value (NPN)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$19,619,266	$—	$19,619,266

During the fiscal year ended April 30, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended April 30, 2012.

124	Nuveen Investments

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	New Jersey		New Jersey		New Jersey
	Investment Quality (NQJ)		Premium Income (NNJ)		Dividend Advantage (NXJ)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/12	4/30/11	4/30/12	4/30/11	4/30/12	4/30/11
Common shares issued to shareholders due to reinvestment of distributions	—	—	5,845	—	—	—

			New Jersey		New Jersey
			Dividend Advantage 2 (NUJ)		Municipal Value (NJV)
			Year Ended	Year Ended	Year Ended	Year Ended
			4/30/12	4/30/11	4/30/12	4/30/11
Common shares issued to shareholders due to reinvestment of distributions			629	1,880	924	—

	Pennsylvania		Pennsylvania		Pennsylvania
	Investment Quality (NQP)		Premium Income 2 (NPY)		Dividend Advantage (NXM)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/12	4/30/11	4/30/12	4/30/11	4/30/12	4/30/11
Common shares issued to shareholders due to reinvestment of distributions	6,385	—	—	—	—	—

			Pennsylvania		Pennsylvania
			Dividend Advantage 2 (NVY)		Municipal Value (NPN)
			Year Ended	Year Ended	Year Ended	Year Ended
			4/30/12	4/30/11	4/30/12	4/30/11
Common shares issued to shareholders due to reinvestment of distributions			—	307	—	3,001

Preferred Shares
New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) are not authorized to issue Preferred shares.

As of April 30, 2011, the Funds redeemed all of their ARPS at liquidation value. Transactions in ARPS during the fiscal year ended April 30, 2011, were as follows:

	New Jersey Investment		New Jersey Premium
	Quality (NQJ)		Quality (NNJ)
	Year Ended		Year Ended
	4/30/11		4/30/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	2,834	$70,850,000	—	$—
Series T	—	—	599	14,975,000
Series W	—	—	1,381	34,525,000
Series TH	1,772	44,300,000	1,535	38,375,000
Series F	1,132	28,300,000	—	—
Total	5,738	$143,450,000	3,515	$87,875,000

	New Jersey Dividend		New Jersey Dividend
	Advantage (NXJ)		Advantage 2 (NUJ)
	Year Ended		Year Ended
	4/30/11		4/30/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	1,757	$43,925,000	—	$—
Series W	—	—	1,249	31,225,000
Total	1,757	$43,925,000	1,249	$31,225,000

Nuveen Investments	125

Notes to
Financial Statements (continued)

	Pennsylvania Investment		Pennsylvania Premium
	Quality (NQP)		Income 2 (NPY)
	Year Ended		Year Ended
	4/30/11		4/30/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	710	$17,750,000
Series T	744	18,600,000	—	—
Series W	2,033	50,825,000	—	—
Series TH	1,693	42,325,000	1,748	43,700,000
Series F	—	—	1,513	37,825,000
Total	4,470	$111,750,000	3,971	$99,275,000

	Pennsylvania Dividend		Pennsylvania Dividend
	Advantage (NXM)		Advantage 2 (NVY)
	Year Ended		Year Ended
	4/30/11		4/30/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	920	$23,000,000
Series T	900	22,500,000	—	—
Total	900	$22,500,000	920	$23,000,000

Transactions in MTP Shares were as follows:

	New Jersey Dividend Advantage (NXJ)				New Jersey Dividend Advantage 2 (NUJ)
	Year Ended		Year Ended		Year Ended		Year Ended
	4/30/12		4/30/12		4/30/11		4/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	—	$—	4,486,100	$44,861,000	—	$—	—	$—
Series 2015	—	—	—	—	—	—	3,505,000	35,050,000
Total	—	$—	4,486,100	$44,861,000	—	$—	3,505,000	$35,050,000

	Pennsylvania Dividend Advantage (NXM)				Pennsylvania Dividend Advantage 2 (NVY)
	Year Ended		Year Ended		Year Ended		Year Ended
	4/30/12		4/30/11		4/30/12		4/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,319,000	$23,190,000	—	$—	2,455,000	$24,550,000

Transactions in VRDP Shares were as follows:

	New Jersey Investment Quality (NQJ)				New Jersey Premium Quality (NNJ)
	Year Ended		Year Ended		Year Ended		Year Ended
	4/30/12		4/30/11		4/30/12		4/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	1,443	$144,300,000	—	$—	886	$88,600,000

	Pennsylvania Investment Quality (NQP)				Pennsylvania Premium Income 2 (NPY)
	Year Ended		Year Ended		Year Ended		Year Ended
	4/30/12		4/30/11		4/30/12		4/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	1,125	$112,500,000	—	$—	1,000	$100,000,000

126	Nuveen Investments

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended April 30, 2012, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Purchases	$45,885,721		$28,573,382		$21,301,098		$9,090,580		$5,124,855
Sales and maturities	39,112,526		27,240,536		21,863,527		9,537,330		5,416,565

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Purchases	$67,431,099		$34,251,498		$14,542,647		$9,061,840		$2,096,540
Sales and maturities	67,144,760		27,644,289		15,638,394		11,737,764		1,958,920

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Cost of investments	$427,151,123		$257,034,489		$135,362,618		$96,894,662		$22,001,439
Gross unrealized:
Appreciation	$26,965,881		$18,758,186		$8,467,602		$5,564,703		$3,378,238
Depreciation	(4,162,578)		(1,156,037)		(793,998)		(565,799)		(54,999)
Net unrealized appreciation (depreciation) of investments	$22,803,303		$17,602,149		$7,673,604		$4,998,904		$3,323,239

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Cost of investments	$336,547,597		$307,936,626		$68,924,537		$74,397,295		$17,395,514
Gross unrealized:
Appreciation	$24,725,834		$25,088,908		$4,425,585		$4,489,724		$2,225,146
Depreciation	(1,470,747)		(3,303,258)		(601,623)		(1,102,831)		(1,394)
Net unrealized appreciation (depreciation) of investments	$23,255,087		$21,785,650		$3,823,962		$3,386,893		$2,223,752

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at April 30, 2012, the Funds’ tax year end, as follows:

	New Jersey		New Jersey	New Jersey		New Jersey		New Jersey
	Investment		Premium	Dividend		Dividend		Municipal
	Quality		Income	Advantage		Advantage 2		Value
	(NQJ	)	(NNJ )	(NXJ	)	(NUJ	)	(NJV	)
Paid-in-surplus	$(5,082)		$(7,606)	$(303,445)		$(164,434)		$—
Undistributed (Over-distribution of) net investment income	796		(9,318)	303,278		157,917		(900)
Accumulated net realized gain (loss)	4,286		16,924	167		6,517		900

Nuveen Investments	127

Notes to
Financial Statements (continued)

	Pennsylvania		Pennsylvania		Pennsylvania	Pennsylvania	Pennsylvania
	Investment		Premium		Dividend	Dividend	Municipal
	Quality		Income 2		Advantage	Advantage 2	Value
	(NQP	)	(NPY	)	(NXM )	(NVY )	(NPN	)
Paid-in-surplus	$(13,335)		$(13,077)		$(118,334)	$(128,173)	$—
Undistributed (Over-distribution of) net investment income	1,076		11,460		128,338	138,807	—
Accumulated net realized gain (loss)	12,259		1,617		(10,004)	(10,634)	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2012, the Funds’ tax year end, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Undistributed net tax-exempt income *	$5,184,523		$3,357,664		$1,352,732		$995,653		$60,273
Undistributed net ordinary income **	11,208		—		—		—		23,534
Undistributed net long-term capital gains	—		—		—		—		324,771

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Undistributed net tax-exempt income *	$4,234,573		$3,928,407		$583,838		$796,022		$—
Undistributed net ordinary income **	258		1,566		8,397		333		2,194
Undistributed net long-term capital gains	—		—		120,900		53,104		343,924

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 2, 2012, paid on May 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2012 and April 30, 2011, was designated for purposes of the dividends paid deduction as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
2012	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV
Distributions from net tax-exempt income***	$17,588,708		$10,501,726		$6,539,873		$4,582,076		$1,189,401
Distributions from net ordinary income**	—		22		23		15		—
Distributions from net long-term capital gains****	—		126,108		35,371		39,345		—

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
2012	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Distributions from net tax-exempt income***	$15,192,389		$13,403,976		$3,367,151		$3,858,983		$873,988
Distributions from net ordinary income**	—		—		—		—		6,384
Distributions from net long-term capital gains****	—		—		214,268		230,647		27,923

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
2011	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Distributions from net tax-exempt income	$17,567,230		$10,298,550		$5,612,161		$4,263,861		$1,198,707
Distributions from net ordinary income**	—		—		—		3		38,372
Distributions from net long-term capital gains	550,205		140,828		159,911		172,338		—

128	Nuveen Investments

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
2011	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Distributions from net tax-exempt income	$15,015,026		$13,591,982		$3,166,778		$3,606,690		$933,419
Distributions from net ordinary income**	—		—		—		—		—
Distributions from net long-term capital gains	—		—		161,463		179,017		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2012, as Exempt Interest Dividends.
****
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2012.

At April 30, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Pennsylvania		Pennsylvania
	Investment		Premium
	Quality		Income 2
	(NQP	)	(NPY	)
Expiration April 30, 2017	$440,154		$2,415,518

During the Funds’ tax year ended April 30, 2012, the following Funds utilized capital loss carryforwards as follows:

	New Jersey		Pennsylvania		Pennsylvania		Pennsylvania
	Municipal		Investment		Premium		Municipal
	Value		Quality		Income 2		Value
	(NJV	)	(NQP	)	(NPY	)	(NPN	)
Utilized capital loss carryforwards	$18,711		$1,197,249		$555,465		$82

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend
	Quality		Income		Advantage		Advantage 2
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)
Post-enactment losses:
Short-term	$—		$—		$—		$—
Long-term	2,363,801		1,144,592		964,362		667,783

Nuveen Investments	129

Notes to
Financial Statements (continued)

The Funds have elected to defer losses incurred from November 1, 2011 through April 30, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer post-October losses as follows:

	New Jersey		New Jersey
	Dividend		Municipal
	Advantage		Value
	(NXJ	)	(NJV	)
Post-October capital losses	$539		$1,546
Late-year ordinary losses	—		—

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

New Jersey Investment Quality (NQJ)
New Jersey Premium Income (NNJ)
Pennsylvania Investment Quality (NQP)
Pennsylvania Premium Income 2 (NPY)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New Jersey Dividend Advantage (NXJ)
New Jersey Dividend Advantage 2 (NUJ)
Pennsylvania Dividend Advantage (NXM)
Pennsylvania Dividend Advantage 2 (NVY)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

New Jersey Municipal Value (NJV)
Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

130	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2012, the complex-level fee rate for these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of New Jersey Dividend Advantage 2’s (NUJ) and Pennsylvania Dividend Advantage 2’s (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

Nuveen Investments	131

Notes to
Financial Statements (continued)

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 211-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

132	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisors” and each, a “Fund Advisor”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor, which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments	133

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

134	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Nuveen Investments	135

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for the Funds which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for the Funds which did not exist for part of the foregoing time frame). The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen New Jersey Municipal Value Fund (the “New Jersey Municipal Value Fund”) and the Nuveen Pennsylvania Municipal Value Fund (the “Pennsylvania Municipal Value Fund”) were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed

136	Nuveen Investments

their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Pennsylvania Dividend Advantage Municipal Fund (the “Pennsylvania Dividend Advantage Fund”), the Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (the “Pennsylvania Dividend Advantage Fund 2”), the Nuveen Pennsylvania Premium Income Municipal Fund 2 (the “Pennsylvania Premium Income Fund 2”), the Nuveen Pennsylvania Investment Quality Municipal Fund (the “Pennsylvania Investment Quality Fund”), the Nuveen New Jersey Dividend Advantage Municipal Fund (the “New Jersey Dividend Advantage Fund”), the Nuveen New Jersey Dividend Advantage Municipal Fund 2 (the “New Jersey Dividend Advantage Fund 2”), the Nuveen New Jersey Premium Income Municipal Fund, Inc. (the “New Jersey Premium Income Fund”) and the Nuveen New Jersey Investment Quality Municipal Fund, Inc. (the “New Jersey Investment Quality Fund”) each had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, they noted that the New Jersey Municipal Value Fund and the Pennsylvania Municipal Value Fund were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a

Nuveen Investments	137

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

meaningful comparison with peers, including for the New Jersey Municipal Value Fund and the Pennsylvania Municipal Value Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the Pennsylvania Investment Quality Fund, the Pennsylvania Premium Income Fund 2, the New Jersey Investment Quality Fund and the New Jersey Premium Income Fund had net management fees slightly higher or higher than the peer average, but a net expense ratio below or in line with the peer average. They also noted that the Pennsylvania Municipal Value Fund and the New Jersey Municipal Value Fund had higher net management fees than their peer average and a higher net expense ratio compared to their peer average (although the Board, as noted, recognized the limits on the comparisons of the applicable peer group for these Funds). Finally, the Independent Board Members noted that the Pennsylvania Dividend Advantage Fund, the Pennsylvania Dividend Advantage Fund 2, the New Jersey Dividend Advantage Fund and the New Jersey Dividend Advantage Fund 2 each had net management fees and net expense ratios below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent

138	Nuveen Investments

differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of

140	Nuveen Investments

the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	141

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	ROBERT P. BREMNER
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	232

■	JACK B. EVANS
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	232

■	WILLIAM C. HUNTER
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	232

■	DAVID J. KUNDERT
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	232

■	WILLIAM J. SCHNEIDER
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	232

142	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE
	12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	232

■	CAROLE E. STONE
	6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	232

■	VIRGINIA L. STRINGER
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	232

■	TERENCE J. TOTH
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
232

Interested Board Member:
■	JOHN P. AMBOIAN(2)
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	232

Nuveen Investments	143

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					232

■	WILLIAM ADAMS IV
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	131

■	CEDRIC H. ANTOSIEWICZ
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	131

■	MARGO L. COOK
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	232

■	LORNA C. FERGUSON
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	232

■	STEPHEN D. FOY
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	232

144	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:
■	SCOTT S. GRACE
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					232

■	WALTER M. KELLY
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	232

■	TINA M. LAZAR
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	232

■	KEVIN J. MCCARTHY
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					232

Nuveen Investments	145

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	232

(1)
For New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY), and Pennsylvania Municipal Value (NPN), The Board of Trustees are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two Board Members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

146	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	147

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

148	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer.This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the shortterm rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	149

Glossary of Terms
Used in this Report (continued)

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Standard & Poor’s (S&P) New Jersey Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume

150	Nuveen Investments

reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	151

Notes

152	Nuveen Investments

Notes

Nuveen Investments	153

Notes

154	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information
You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information
Each Fund intends to repurchase shares of its own common in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common as shown in the accompanying table.

Common Shares
Fund	Repurchased
NQJ	—
NNJ	—
NXJ	—
NUJ	—
NJV	—
NQP	—
NPY	—
NXM	—
NVY	—
NPN	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	155

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates— Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0412D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New Jersey Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
April 30, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2011	$18,200	$12,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
April 30, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
April 30, 2011	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
April 30, 2012	$ 0	$ 0	$ 0	$ 0
April 30, 2011	$ 850	$ 0	$ 0	$ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Paul Brennan	Nuveen New Jersey Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Paul Brennan	Registered Investment Company	20	$ 10.30 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$256.5 million
*	Assets are as of April 30, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of April 30, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen New Jersey Dividend Advantage Municipal Fund 2	$0	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.  Mr. Brennan, Senior Vice President of Nuveen Asset Management, currently manages investments for 21 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Dividend Advantage Municipal Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 9, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 9, 2012